UNITED STATES BANKRUPTCY COURT

CENTRAL DISTRICT OF CALIFORNIA

LOS ANGELES DIVISION

In Re. Ittella International LLC	§	Case No. 23-14154
	§	
	§	Lead Case No. 23-14154
Debtor(s)	§	☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 09/30/2023

Petition Date: 07/02/2023

Months Pending: 3

Industry Classification: 2 0 6 4

Reporting Method: Accrual Basis ◯ Cash Basis ◉

Debtor's Full-Time Employees (current): 17

Debtor's Full-Time Employees (as of date of order for relief): 225

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☐ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Edward Bidanset, CRO
Signature of Responsible Party

Edward Bidanset, CRO
Printed Name of Responsible Party

10/24/2023
Date

6305 Alondra Blvd.
Paramount, CA 90723
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name Ittella International LLC Case No. 23-14154

Part 1: Cash Receipts and Disbursements	Current Month	Cumulative
a. Cash balance beginning of month	$1,870,826	
b. Total receipts (net of transfers between accounts)	$4,267,023	$13,824,015
c. Total disbursements (net of transfers between accounts)	$5,382,948	$13,801,798
d. Cash balance end of month (a+b-c)	$754,901	
e. Disbursements made by third party for the benefit of the estate	$0	$665,806
f. Total disbursements for quarterly fee calculation (c+e)	$5,382,948	$14,467,604

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)	Current Month
a. Accounts receivable (total net of allowance)	$9,035,243
b. Accounts receivable over 90 days outstanding (net of allowance)	$2,245,789
c. Inventory (Book ☑ Market ☐ Other ☐ (attach explanation))	$18,946,862
d Total current assets	$26,864,132
e. Total assets	$40,157,054
f. Postpetition payables (excluding taxes)	$2,162,289
g. Postpetition payables past due (excluding taxes)	$0
h. Postpetition taxes payable	$0
i. Postpetition taxes past due	$0
j. Total postpetition debt (f+h)	$2,162,289
k. Prepetition secured debt	$18,077,714
l. Prepetition priority debt	$0
m. Prepetition unsecured debt	$25,323,708
n. Total liabilities (debt) (j+k+l+m)	$45,563,711
o. Ending equity/net worth (e-n)	$-5,406,657

Part 3: Assets Sold or Transferred	Current Month	Cumulative
a. Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)	Current Month	Cumulative
a. Gross income/sales (net of returns and allowances)	$4,267,023	
b. Cost of goods sold (inclusive of depreciation, if applicable)	$5,114,354	
c. Gross profit (a-b)	$-847,331	
d. Selling expenses	$0	
e. General and administrative expenses	$112,904	
f. Other expenses	$0	
g. Depreciation and/or amortization (not included in 4b)	$0	
h. Interest	$0	
i. Taxes (local, state, and federal)	$0	
j. Reorganization items	$155,690	
k. Profit (loss)	$-1,115,924	$195,676

Debtor's Name Ittella International LLC Case No. 23-14154

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$25,000	$75,000	$25,000	$75,000
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	SC&H	Other	$25,000	$75,000	$25,000	$75,000
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Debtor's Name Ittella International LLC Case No. 23-14154

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$70,281	$130,690	$70,281	$130,690
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i	Cutsheet	Other	$70,281	$130,690	$70,281	$130,690
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Debtor's Name Ittella International LLC Case No. 23-14154

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c.	All professional fees and expenses (debtor & committees)			$95,281	$205,690	$95,281	$205,690

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$83,306	$364,904
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ●		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ●		
c.	Were any payments made to or on behalf of insiders?	Yes ●	No ○		
d.	Are you current on postpetition tax return filings?	Yes ●	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ●	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ●	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ●	No ○		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ●	N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ○	No ●		
	If yes, are your premiums current?	Yes ○	No ○	N/A ●	(if no, see Instructions)
	Casualty/property insurance?	Yes ○	No ●		
	If yes, are your premiums current?	Yes ○	No ○	N/A ●	(if no, see Instructions)
	General liability insurance?	Yes ○	No ●		
	If yes, are your premiums current?	Yes ○	No ○	N/A ●	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ●		
k.	Has a disclosure statement been filed with the court?	Yes ○	No ●		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ●	No ○		

Debtor's Name Ittella International LLC Case No. 23-14154

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ◉
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ◉

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Edward Bidanset
Signature of Responsible Party

Edward Bidanset
Printed Name of Responsible Party

CRO
Title

10/24/2023
Date

Debtor's Name Ittella International LLC Case No. 23-14154

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

Debtor's Name Ittella International LLC Case No. 23-14154

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

Debtor's Name Ittella International LLC Case No. 23-14154

PageThree

PageFour

NOTES TO MOR

PART 2

- Items e, f, k, m, n, and o: Do not include (1) prepetition/postpetition joint obligation of Ittella International LLC ("Ittella"), Ittella's Chef, LLC, Tattooed Chef, Inc., Myjojo, Inc., New Mexico Food Distributors, Inc., Karsten Tortilla Factory, LLC, BCI Acquisition, Inc., and TTCF-NM Holdings Inc., the Chapter 11 debtors and debtors in possession in the above-captioned, jointly administered, Chapter 11 bankruptcy cases (collectively, the "Debtors") to UMB Bank, n.a., (2) any intercompany obligations/debts between the Debtors, and (3) amounts accrued by, but not paid to, professionals employed by the Debtors' estates, provided that Items k, m, and o in only in the Ittella case, include the obligations to UMB Bank, n.a., which are not included in other cases to avoid many multiples of counting the obligations to UMB Bank, n.a.

PART 4

- Items e, f, and k: Do not include (1) any intercompany obligations/debts between the Debtors and (2) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 7

- Item c: Postpetition intercompany obligations/debts between the Debtors in the ordinary course of business. *See* attached reconciliation.

- Item g: Postpetition debtor in possession financing (and cash collateral use) approved by the Court on an interim basis [Ittella Dkt. 77] and a final basis [Ittella Dkt. 275].

ITTELLA

Week Ending:	8/31/2023	9/1/2023	9/8/2023	9/15/2023	9/22/2023	9/29/2023	
Beginning cash		1,523,156.62	881,077.81	2,665,725.68	1,512,369.06	971,061.64	
Deposits		194,325.03	1,342,891.96	5,600,760.14	724,879.66	985,037.21	8,847,894.00
Loan xfr out (sweep)		(306,231.30)	(1,209,856.60)	(5,724,059.25)	(834,232.95)	(688,207.85)	(8,762,587.95)
Loan xfr in		-	2,565,000.00	-	1,000,000.00	-	3,565,000.00
Xfr interco		(60,000.00)	(400,000.00)	(514,000.00)	(560,000.00)	(368,200.00)	(1,902,200.00)
Payroll		178.73	(109,759.40)	-	(132,359.54)	(26,653.95)	(268,594.16)
Vendor payments issued		(470,351.27)	(403,628.09)	(516,057.51)	(739,594.59)	(390,132.04)	(2,519,763.50)
Ending cash	1,523,156.62	881,077.81	2,665,725.68	1,512,369.06	971,061.64	482,905.01	
less UMB owed						(81,641.37)	
Rev Ending cash	1,523,156.62	881,077.81	2,665,725.68	1,512,369.06	971,061.64	401,263.64	
Balance EOW	1,523,156.62	881,077.81	2,665,725.68	1,512,369.06	971,061.64	482,905.01	
	0.00	0.00	-	0.00	0.00	0.00	
		(111,906.27)	133,035.36	(123,299.11)	(109,353.29)	296,829.36	

	September	per stmt	cust deps	diff = xfrs		
Beginning Cash	1,870,827.22					
Deposits to DiP			4,267,023.48			
Deposits UMB-525		3,780,367.72				
Deposits Chase 825		712.34				
Deposits Chase 060		2,258.63				
Deposits Chase 551		1,783,089.28				
Total Receipts		5,566,427.97	4,267,023.48	1,299,404.49		6,682,352.36
						1,299,404.49
		per stmt				5,382,947.87
Bank Fee		563.83				
Payroll	(268,594.16)					
Disbursements	(2,519,763.50)		-			
Debits UMB-525		4,756,084.48				
Debits Chase 825		712.34				
Debits Chase 060		2,258.63				
Debits Chase 551		1,922,733.08				
Total	(2,788,357.66)	6,682,352.36		6,682,352.36	total disb	
				(268,594.16)	less PR	
				(1,299,404.49)	less xfrs	
Checks paid Chase 060		-		5,114,353.71	total cogs	
Checks paid Chase 825		-				
Ending balance		-				
Ending balance UMB 525	519,373.11					
Ending balance Chase 825	-					
Ending Balance Chase 060	-					
Ending Balance Chase 551	235,529.72					
Ending Balance per statements	754,902.83	-				
Change in cash	1,115,924.39	1,115,924.39				

		July	August	September		
Beginning Cash Balance		732,684	1,877,738	1,870,826		
Total Receipts Net of trsf	UMB & NM	7,047,261	2,509,731	4,267,023		13,824,015
Total Disbursements Net of		5,902,207	2,516,643	5,382,948		13,801,798
Cash Balance End of Month		1,877,738	1,870,826	754,902	-	22,218
Disbursements by third party		665,806	-	-		665,806

Total disbursements - Quarterly fee	6,568,013	2,516,643	5,382,948	-	14,467,604
Acct Receivable	6,739,397	9,524,837	9,035,243		
Accounts Receivable over 90	483,853	433,956	2,245,789		
Inventory	24,199,458	24,636,672	18,946,862		
Total Current Assets	32,214,132	32,464,132	26,864,132		
Total Assets	42,257,054	45,757,054	40,157,054		
Post petition payables	959,600	1,181,909	2,162,289		
	-				
Total post petition debt	959,600	1,181,909	2,162,289		
Preposition Secured Debt		18,077,714	18,077,714		UMB LOAN 6/30/23
Preposition Unsecured Debt	27,080,100	27,080,100	25,323,708		
Total Liabilities	28,039,700	46,339,723	45,563,711		
Ending Equity	14,217,354	(582,669)	(5,406,657)		
Gross Income	7,094,513	2,509,731	4,267,023		
Cost of goods sold	3,593,856	1,313,880	5,114,354		
Gross Profit	3,500,657	1,195,851	(847,330)		
Selling					
General & Adm	2,153,809	1,177,763	243,594		
Other Expense	3,336				
Depr	-				
Interest	-				
Taxes	-				
Reorganization	25,000	25,000	25,000		75,000
Profit (Loss)	1,318,512	(6,912)	(1,115,924)		195,676
Professional Fees					
Post petition payroll taxes	228,306	53,292	83,306		364,904
Headcount	191	23	17		

Stella International LLC
Bank Accounts September-23

UMB GL 10200
98 7323 9749

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date
TOTAL AVAILABLE CASH - UMB	-	-	-	-	-	-	-

UMB POST PETITION GL 10500
9872673825

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date		
BEGINNING CASH BALANCE		1,110,648.94	831,448.79	485,935.04	481,047.51	655,589.83	1,095,053.79		
Checks received Stella			164,132.86				2,211,176.80	DEPS	
Checks received NM				3,813.57			58,410.85	DEPS	
Checks received BCI							166,925.56	DEPS	
JPM deposits xfr to loan							1,096,135.75	XFR	
BCI deposits xfr to loan							-	XFR	
NM deposits xfr to loan							-	XFR	
BCI - Alani Nutrition						359,909.72	526,261.60	DEPS	
BCI - All In Nutrition					10,000.00		10,000.00	DEPS	
BCI - Atlas Bar							40,000.00	DEPS	
BCI - Bella Way wire							-	DEPS	
BCI - D's Naturals							90,840.56	DEPS	
BCI - Muse wire							-	DEPS	
BCI - Sanara Life							270,846.17	DEPS	
ITT - ALDI		43,527.60	6,759.20	13,780.30	45,195.00	20,059.20	288,590.31	DEPS	
NM - FILO							124,880.84	DEPS	
NM - Green Chile							981,495.86	DEPS	
NM - Sysco							839.25	DEPS	
NM - Treasure Valley wire							128,836.34	DEPS	
Wires received							8,000.00	DEPS	9/14-$8K WORKIVA
Loan transfer received							-	LOAN IN	
DIP financing							2,565,000.00	LOAN IN	
Transfer from UMB-Pre Pet		-	-	-	-	-	-	XFR	
Transfer from JPM					215,987.09		215,987.96	XFR	
Other receipts							2,000,000.00	DEPS	9/11-$2M chip line deposit $1.04M goes pre-petition loan & $960K escrow for IC Ford
							-		
DEPOSITS SUB-TOTAL		43,527.60	110,842.86	17,593.87	271,182.09	380,048.92	12,542,987.30		
Bank charges							(191.35)	PMTS	
Cleared Checks		(63,634.10)		(390.34)	(24,349.07)		(344,085.66)		
ADP PR							(231,742.51)	PR	
Western Union wire to cover payables							(281,577.66)	PMTS	
Vendor wires		(315,783.71)	(62,922.15)	(10,000.00)	(25,000.00)	(36,116.72)	(1,517,310.66)	PMTS	
Transfer to JPM							-	XFR	
Transfer to NM (5561)			(113,000.00)				(523,000.00)	XFR	
Transfer to BCI (5409)			(172,000.00)	(3,200.00)		(80,000.00)	(1,279,200.00)	XFR	
Ace Cloud ACH							-	PMTS	
ADP Fees							(3,184.93)	PR	
Amex							(55,300.00)	PMTS	
Avalara ACH							-	PMTS	
Hartford (WC) ACH							(158,533.06)	PMTS	
Home Depot ACH							-	PMTS	
IGOE ACH (Cobra pmts)						(100.00)	(100.60)	PMTS	
Investment							-	PMTS	
IPFS (insurance) ACH				(2,750.00)			(11,580.15)	PMTS	
Petroke ACH							-	PMTS	
Pitney Bowes							(312.33)	PMTS	
SoCal Gas							(167.35)	PMTS	
Spectrum		(208.91)					(208.91)	PMTS	
US Customs (US CBP)		(59,173.45)					(59,173.45)	PMTS	
Other ACH							(40,000.00)	PMTS	
Sweep to loan-pre-petition							(2,000,000.00)	XFR OUT	
Sweep to loan DIP		(43,527.60)	(110,842.86)	(17,593.87)	(30,195.00)	(380,048.92)	(6,782,587.96)	XFR OUT	
bank fees - not covered by loan							(563.61)	PMTS	
TOTAL CASH - UMB POST PETITION	1,495,053.79	831,448.79	485,935.04	481,047.51	655,589.83	578,573.11	578,573.11		
	Adaptive Balance		485,935.04	481,047.51		578,573.11	578,573.11	Bank statement	
	Diff		(0.00)	(0.00)		(0.00)	(0.00)	Diff	

UMB Outstanding Checks

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date		
BEGINNING BALANCE		(339,614.36)	(63,097.70)	(80,413.29)	(80,327.21)	(36,081.94)	(140,136.31)		
AP check register		(1,080.48)	(7,283.35)				(234,759.46)	PMTS	
PR check register		(170.04)				(35,386.06)	(33,886.70)	PR	
Cleared checks (from above)		63,634.10	-	390.34	24,349.07	-	344,085.66		
Other Adj (void checks, etc)						15.00	15.00	PMTS	(408,547.41)
ENDING OUTSTANDING CHECKS	(140,136.31)	(63,097.70)	(80,413.29)	(80,327.21)	(36,081.94)	(84,463.50)	(84,463.50)		
TOTAL AVAILABLE CASH - UMB POST PETITION	1,354,917.39	770,351.09	405,313.39	389,320.30	579,508.29	454,909.58	454,909.58		

UMB Loan

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		17,084,169.79	17,084,169.79	17,084,169.79	17,085,169.79	17,085,169.79	18,326,463.84	
Loan transfer received into UMB		-	-	-	-	-	-	change from Loan to DIP on 7/10
AR Sweep to loan							(2,581,000.00)	9/11-$2M chip line deposit $1.04M goes pre-petition loan & $960K escrow for IC Ford
Escrow							1,338,681.85	
Accr Interest & Fees							34.60	(961,204.15) segregated funds acct
Bank fees		-	-	-	-	-	-	
ENDING LOAN BALANCE	18,326,463.84	17,085,169.79	17,085,169.79	17,085,169.79	17,085,169.79	17,085,169.79	17,085,169.79	

DIP Financing

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		(1,601,474.66)	(1,605,002.19)	(1,876,849.21)	(1,883,437.08)	(1,948,833.48)	367,095.66	change from Loan to DIP on 7/10
Loan transfer received into UMB		-	-	-	-	-	2,565,000.00	change from Loan to DIP on 7/10
AR Sweep		(43,527.60)	(110,842.86)	(17,593.87)	(30,195.00)	(380,048.92)	(6,782,587.96)	
Accr Interest & Fees							-	
Bank fees		-	-	-	-	-	-	
ENDING LOAN BALANCE	367,095.55	(1,605,002.19)	(1,875,849.21)	(1,893,437.08)	(1,948,033.48)	(2,328,082.40)	(2,328,082.40)	

Bank of America GL 10300
0049 5760 1089

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date
TOTAL AVAILABLE CASH - BOA	0.00	0.00	0.00	0.00	0.00	0.00	0.00

JP Morgan - Operating GL 10300
718263981

	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING CASH BALANCE		154,761.35	155,669.35	250,957.31	388,036.34	153,866.35	375,175.52	
Checks received							-	DEPS
Transfer from UMB		-	-	-	-	-	-	XFR
ATA Dist wires							-	DEPS
Aldi wires							280,727.12	DEPS
Costco wires			97,068.96	103,956.15		75,227.37	1,287,743.71	DEPS
DP Dist wires							-	DEPS
Grocery Outlet							-	DEPS
HEB wires							-	DEPS
Kroger wires				15,164.08		6,414.00	162,770.94	DEPS
Setton wires							-	DEPS
Sqitz wires							-	DEPS
Stator Bros wires							-	DEPS
Walmart wires							-	DEPS
Wires/ACH received-misc							-	DEPS
Loans received							-	DEPS
Other receipts							-	DEPS
							-	
DEPOSITS SUB-TOTAL		-	97,068.96	119,119.23	-	81,641.37	1,731,250.44	
Bank charges							(17.63)	PMTS
ZBA xfr to Disbursements (3825)							(712.34)	
ZBA xfr to Payroll acct (0860)							1,418.66	
Western Union wire to cover payables							-	PMTS
Vendor wires							-	PMTS
Wires for NM vendors							-	PMTS
Wires for NMH vendors (capex)							-	PMTS
Amex ACH							-	PMTS
AT&T ACH							(188.60)	PMTS

	Beg Bal	Mon	Tue	Wed	Thu	Fri	Month To Date	
ADP Fees							-	PR
All Comp (WC) ACH							-	PMTS
Alondra Cap - parking rent (Saloo) ACH							(2,475.00)	PMTS
Athens - Vernon trash							(4,548.11)	PMTS
Avalara ACH		(873.60)					(873.60)	PMTS
Blue Shield ACH							-	PMTS
Cigna Health Ins							-	PMTS
Cox ACH							-	PMTS
Ecolab (pest control) ACH							(862.69)	PMTS
Fedex							-	PMTS
Guardian (ins)							-	PMTS
Hartford (WC) ACH							-	PMTS
Home Depot ACH							-	PMTS
IPFS (insurance) ACH							-	PMTS
Iron Mountain ACH							(1,217.30)	PMTS
Pearse ACH							-	PMTS
So Cal Edison							-	PMTS
So Cal Gas							-	PMTS
Spectrum ACH							-	PMTS
Staples ACH							-	PMTS
T-mobile							-	PMTS
Verified First							-	PMTS
Transfer to UMB-Bella Post		-	-	-	(215,107.09)	-	(1,211,323.19)	XFR
Transfer to NMFD							-	XFR
Transfer to BCI							-	XFR
Tax pmts							-	PMTS
US Customs (US CBP)							-	PMTS
Other ACH							(2.49)	PMTS
							-	
TOTAL CASH - JPM-Operating	**275,173.92**	**102,888.38**	**230,907.21**	**369,076.34**	**103,888.38**	**230,029.72**	**230,029.72**	
	Actual Bank Balance	102,888.38	230,907.21	369,076.30	103,888.38	230,029.72	230,029.72	Bank Statement
	Diff	0.00	0.00	0.00	0.00	0.00	0.00	Diff

JPM-Disbursements 718343826 GL 10210	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	
AP check register (POS PAY)							-	PMTS
UMB payments							-	XFR
Roberts ACH							-	PMTS
Travelers ACH							-	PMTS
Uline ACH							-	PMTS
Misc ACH							-	PMTS
Bank charges							(212.34)	PMTS
Cleared checks (ZBA xfr from Operating Acct)		-	-	-	-	-	212.34	
Other Adj (void checks, etc)							-	PMTS (207,898.00) outstanding before clearing
ENDING OUTSTANDING CHECKS	(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	(207,388.00)	

JPM Payroll Acct 718108080 GL 10220	Beg Bal 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date
ENDING BALANCE	(944.20)	(144.20)	(144.20)	(144.20)	(144.20)	(144.20)	(144.20)
TOTAL AVAILABLE CASH - JPM-Operating	**167,829.22**	**(32,843.56)**	**42,433.02**	**161,542.80**	**(53,648.96)**	**27,890.42**	**27,890.42**
GRAND TOTAL - AVAILABLE CASH ALL ACCOUNTS	**1,523,158.62**	**716,705.15**	**448,736.41**	**558,862.20**	**525,862.38**	**482,908.01**	**482,908.01**
less UMB owed	(211,716.67)	-	(97,068.96)	(218,119.03)	-	(81,641.37)	
REVISED AVAILABILITY	**1,311,441.95**	**716,705.15**	**351,667.45**	**402,743.32**	**525,862.35**	**401,266.64**	
				(215,387.09)			

2/18

Beg Bal		921,861.64	716,705.15	418,735.41	550,862.15	535,882.35	1,523,158.62
Total deposits		43,527.60	387,311.02	135,712.78	56,195.60	461,600.23	8,847,804.80
loan transfer out (UB sweep to loan)		(83,827.80)	(190,812.08)	(17,898.67)	(86,198.80)	(400,000.00)	(8,792,887.99)
loan transfer in		-	-	-	-	-	3,505,000.00
JD interest		-	(305,200.00)	(3,200.00)	-	(40,000.00)	(1,902,200.80)
Total payroll		1,700.00	-	-	-	(28,596.99)	(300,991.18)
Total vendor pmts		(256,095.53)	(60,557.70)	(12,750.09)	(25,000.00)	(38,201.72)	(2,539,783.50)
End Bal	1,520,316.62	716,705.15	418,716.41	550,862.15	535,862.35	482,908.01	482,908.01
		-	0.00	-	-	-	0.00

OUTGOING PAYMENTS

DATE	TYPE	CK#	NAME	AMOUNT	EXP	BANK	DIV
09/01/2023	Outgoing Money Transfer		NATIONAL SECURITY	2,769.04	SECURITY	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		GHA TECHNOLOGIES	4,530.29	LICENSE	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		ALLIANCE SHIPPERS	4,550.30	FREIGHT	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		PATAGONIA FOOD	5,000.00	INVENTORY	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		KRAFT FOODS	5,000.00	INVENTORY	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		CHOPTANK	9,486.00	FREIGHT	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		IWI	1,152.36	FREIGHT	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		SCENIC FRUIT	35,000.00	INVENTORY	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		ITTELLA PROPERTIES	45,672.00	RENT	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		LINEAGE LOGISTICS	48,049.19	COLD STORAGE	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		GRATEFUL EGG	119,313.69	RENT	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		ALLIANCE SHIPPERS	10,000.00	FREIGHT	UMB-P	ITTELLA
09/01/2023	Outgoing Money Transfer		COPPERSMITH	2,349.62	FREIGHT	UMB-P	ITTELLA
09/01/2023	EFT		AMEX	95,300.85		UMB-P	ITTELLA
9/1/2023	CHECK	23618	PECO PALLET, INC.	583.28	PALLET	UMB-P	ITTELLA
9/1/2023	CHECK	23619	PRUDENTIAL OVERALL SL	6,839.41	UNIFORM	UMB-P	ITTELLA
9/1/2023	CHECK	23620	R D'SOUZA & E D'SOUZA	8,337.00	RENT	UMB-P	ITTELLA
9/1/2023	CHECK	23621	RIF V -PARAMOUNT BUS	820.22	RENT	UMB-P	ITTELLA
9/1/2023	CHECK	23622	RYDER TRANSPORTATION	550.00	EQUIP RENTAL	UMB-P	ITTELLA
9/1/2023	CHECK	23623	SCORPIO LINE INC.	4,000.00	RENT	UMB-P	ITTELLA
9/1/2023	CHECK	23624	VESTA MODULAR LLC	1,041.87	EQUIP RENTAL	UMB-P	ITTELLA
9/1/2023	CHECK	23625	AT&T #831-001-1468	1,507.71	PHONE	UMB-P	ITTELLA
9/1/2023	CHECK	23626	BAY ALARM COMPANY	474.98	SECURITY	UMB-P	ITTELLA
9/1/2023	CHECK	23627	CONTINENTAL PROCESSC	7,614.00	INVENTORY	UMB-P	ITTELLA
9/1/2023	CHECK	23628	JAITAL CORPORATION	10,750.58	RENT	UMB-P	ITTELLA
9/1/2023	CHECK	23629	JEP MASON ENTERPRISE	16,385.00	RENT	UMB-P	ITTELLA
9/1/2023	CHECK	23630	JIAN LIU	5,000.00	RENT	UMB-P	ITTELLA
9/1/2023	CHECK	23631	MAMBO TRADING	18,273.88	OFFICE SUPPLIES	UMB-P	ITTELLA
			WE 9/1/23	470,351.27			
				(470,351.27)			
				-			
09/05/2023	BANK FEES		BANK FEES	191.36	BANK FEES	UMB	ITTELLA
09/05/2023	BANK FEES		BANK FEES	563.83	BANK FEES	UMB	ITTELLA
09/05/2023	OUTGOING WIRE		MESSER	1,984.50	NITROGEN	UMB	ITTELLA
09/05/2023	OUTGOING WIRE		BOA LOGISTICS	5,000.00	FREIGHT	UMB	ITTELLA
09/05/2023	OUTGOING WIRE		LINEAGE	46,779.02	COLD STORAGE	UMB	ITTELLA
09/05/2023	EFT		CORP E-CHECK	40,000.00	DE FRANCHISE TAX	UMB	ITTELLA
09/06/2023	EFT		AT&T	160.50	INTERNET	JPM	ITTELLA
09/06/2023	OUTGOING WIRE		DENVER COLD STORAGE	5,500.00	COLD STORAGE	UMB	ITTELLA
09/06/2023	OUTGOING WIRE		ELSTON	10,000.00	FREIGHT	UMB	ITTELLA
09/06/2023	OUTGOING WIRE		AMERICOLD	116,645.28	COLD STORAGE	UMB	ITTELLA
09/06/2023	EFT		PITNEY BOWES	312.32	POSTAGE	UMB	ITTELLA
9/5/2023	CHECK	23634	SO. CAL EDISON	26,913.93	UTILITIES	UMB	ITTELLA
09/07/2023	OUTGOING WIRE		A&A EXPRESS	10,000.00	FREIGHT	UMB	ITTELLA
09/07/2023	OUTGOING WIRE		RICH PRODUCTS	15,000.00	INVENTORY	UMB	ITTELLA
09/08/2023	OUTGOING WIRE		CHOPTANK	44,531.00	FREIGHT	UMB	ITTELLA
09/08/2023	OUTGOING WIRE		SCENIC FRUIT	35,000.00	INVENTORY	UMB	ITTELLA
09/08/2023	OUTGOING WIRE		ALLIANCE SHIPPERS	10,000.00	FREIGHT	UMB	ITTELLA
09/08/2023	OUTGOING WIRE		IWI	1,259.28	FREIGHT	UMB	ITTELLA
09/08/2023	OUTGOING WIRE		CH ROBINSON	25,000.00	FREIGHT	UMB	ITTELLA

09/08/2023	EFT		IPFS	8,787.07	INSURANCE	UMB	ITTELLA
			WE 9/8/23	403,628.09			
				(403,628.09)			
				-			
09/11/2023	OUTGOING WIRE		NET AT WORK	7,075.76	LICENSE	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		NATIONAL SECURITY	2,584.40	SECURITY	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		BOA LOGISTICS	2,885.00	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		COPPERSMITH	3,661.00	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		PATAGONIA	6,884.00	INVENTORY	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		BOA LOGISTICS	8,594.65	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		M&D TRANSPORTATION	8,630.00	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		MESSER	9,749.24	NITROGEN	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		ELSTON	11,554.96	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		SYSCO	14,049.50	INVENTORY	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		CH ROBINSON	16,175.00	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		CDS	19,752.69	DEMO	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		CH ROBINSON	56,350.00	FREIGHT	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		AMERICOLD	67,273.42	COLD STORAGE	UMB	ITTELLA
09/11/2023	OUTGOING WIRE		LINEAGE	116,358.07	COLD STORAGE	UMB	ITTELLA
9/11/2023	CHECK	23637	CASESTACK / HUB GROUI	1,069.44	FREIGHT	UMB	ITTELLA
9/11/2023	CHECK	23638	CITY OF PARAMOUNT-W.	835.73	UTILITIES	UMB	ITTELLA
9/11/2023	CHECK	23639	CONTINENTAL PROCESSC	2,800.50	INVENTORY	UMB	ITTELLA
9/11/2023	CHECK	23640	INNER-COOL REFRIGERAT	1,547.18	REPAIRS	UMB	ITTELLA
9/11/2023	CHECK	23641	GUARDIAN	27,340.33	HEALTH INSURANCE	UMB	ITTELLA
9/11/2023	CHECK	23642	NOON INTL	5,196.00	INVENTORY	UMB	ITTELLA
9/11/2023	CHECK	23643	PECO PALLET, INC.	582.91	PALLET	UMB	ITTELLA
9/11/2023	CHECK	23644	PRUDENTIAL OVERALL SU	6,920.79	UNIFORM	UMB	ITTELLA
9/11/2023	CHECK	23645	RS AMERICAS, INC	403.84	REPAIRS	UMB	ITTELLA
9/11/2023	CHECK	23646	STEPHANIE DIECKMANN	2,615.25	REIMB	UMB	ITTELLA
09/12/2023	EFT		IGOE	9.29	FSA DEDUCTIONS	JPM	ITTELLA
09/13/2023	OUTGOING WIRE		ELSTON	10,000.00	FREIGHT	UMB	ITTELLA
09/14/2023	EFT		IGOE	24.98	FSA DEDUCTIONS	JPM	ITTELLA
09/14/2023	OUTGOING WIRE		A&A EXPRESS	10,000.00	FREIGHT	UMB	ITTELLA
09/14/2023	OUTGOING WIRE		RICH PRODUCTS	15,000.00	INVENTORY	UMB	ITTELLA
09/15/2023	BANK FEES		SERVICE FEE	712.34	BANK FEES	JPM	ITTELLA
09/15/2023	BANK FEES		SERVICE FEE	385.52	BANK FEES	JPM	ITTELLA
09/15/2023	BANK FEES		SERVICE FEE	17.92	BANK FEES	JPM	ITTELLA
09/15/2023	EFT DEBIT		ATHENS	3,314.03	UTILITIES	JPM	ITTELLA
09/15/2023	EFT DEBIT		ATHENS	969.58	UTILITIES	JPM	ITTELLA
09/15/2023	EFT DEBIT		ECOLAB	732.89	PEST CONTROL	JPM	ITTELLA
09/15/2023	EFT DEBIT		ATHENS	264.50	UTILITIES	JPM	ITTELLA
09/15/2023	EFT DEBIT		ECOLAB	250.00	PEST CONTROL	JPM	ITTELLA
09/15/2023	OUTGOING WIRE		CH ROBINSON	25,000.00	FREIGHT	UMB	ITTELLA
09/15/2023	OUTGOING WIRE		IWI	1,639.44	FREIGHT	UMB	ITTELLA
09/15/2023	OUTGOING WIRE		CA TRUCKING	1,650.00	FREIGHT	UMB	ITTELLA
09/15/2023	OUTGOING WIRE		ALLIANCE SHIPPERS	10,000.00	FREIGHT	UMB	ITTELLA
09/15/2023	OUTGOING WIRE		SCENIC FRUIT	35,000.00	INVENTORY	UMB	ITTELLA
09/15/2023	EFT		SOCAL GAS	29.76	UTILITIES	UMB	ITTELLA
09/15/2023	EFT		SOCAL GAS	26.52	UTILITIES	UMB	ITTELLA
09/15/2023	EFT		SOCAL GAS	29.76	UTILITIES	UMB	ITTELLA
09/15/2023	EFT		SOCAL GAS	51.8	UTILITIES	UMB	ITTELLA
09/15/2023	EFT		SOCAL GAS	29.76	UTILITIES	UMB	ITTELLA
09/15/2023	EFT		SOCAL GAS	29.76	UTILITIES	UMB	ITTELLA

			WE 9/15/23	516,057.51			
				(516,057.51)			
				-			
09/18/2023	EFT		IGOE	(1,838.84)	FSA DEDUCTIONS	JPM	ITTELLA
09/19/2023	EFT		SAFCO-ALONDRA CAPITA	2,475.00	RENT	JPM	ITTELLA
09/19/2023	EFT		APPFOLIO	2.49	OFFICE SUPPLIES	JPM	ITTELLA
09/21/2023	EFT		IRON MOUNTAIN	1,217.30	SERV-OTHER	JPM	ITTELLA
09/18/2023	OUTGOING WIRE		CUTSHEET EXPRESS	70,280.70	CONSULTING	UMB	ITTELLA
09/18/2023	OUTGOING WIRE		LINEAGE	160,448.13	COLD STORAGE	UMB	ITTELLA
09/19/2023	OUTGOING WIRE		CDS	1,765.80	DEMO SERVICE	UMB	ITTELLA
09/19/2023	OUTGOING WIRE		CIGNA	56,123.97	HEALTH INSURANCE	UMB	ITTELLA
09/20/2023	OUTGOING WIRE		ALLIANCE SHIPPERS	22,300.49	FREIGHT	UMB	ITTELLA
09/20/2023	OUTGOING WIRE		ELSTON	10,000.00	FREIGHT	UMB	ITTELLA
09/20/2023	OUTGOING WIRE		KRAFT FOODS	15,346.31	INVENTORY	UMB	ITTELLA
09/20/2023	OUTGOING WIRE		AMERICOLD	25,293.35	COLD STORAGE	UMB	ITTELLA
09/20/2023	EFT		HARTFORD	68,695.62	WORKERS COMP	UMB	ITTELLA
09/21/2023	OUTGOING WIRE		RICH PRODUCTS	15,000.00	INVENTORY	UMB	ITTELLA
09/21/2023	OUTGOING WIRE		IWI	831.6	FREIGHT	UMB	ITTELLA
09/21/2023	OUTGOING WIRE		COPPERSMITH	5,592.07	FREIGHT	UMB	ITTELLA
09/21/2023	OUTGOING WIRE		A&A EXPRESS	10,000.00	FREIGHT	UMB	ITTELLA
09/21/2023	OUTGOING WIRE		LAMB WESTON	20,444.62	INVENTORY	UMB	ITTELLA
09/21/2023	OUTGOING WIRE		CHOPTANK	28,600.00	FREIGHT	UMB	ITTELLA
9/21/2023	CHECK	23648	CITY OF VERNON	66,293.77	UTILITIES	UMB	ITTELLA
9/21/2023	CHECK	23649	BAY ALARM COMPANY	885.77	SECURITY	UMB	ITTELLA
09/22/2023	Outgoing Money Transfer		ALLIANCE SHIPPERS	10,000.00	FREIGHT	UMB	ITTELLA
09/22/2023	Outgoing Money Transfer		CH ROBINSON	25,000.00	FREIGHT	UMB	ITTELLA
09/22/2023	Outgoing Money Transfer		SCENIC FRUIT	35,000.00	INVENTORY	UMB	ITTELLA
09/22/2023	Pre-authorized ACH Debit		HARTFORD	89,836.44	W/C INS	UMB	ITTELLA
			WE 9/22/23	739,594.59			
				(739,594.59)			
				-			
09/25/2023	EFT		AVALARA	873.00	SERV-OTHER	JPM	ITTELLA
09/26/2023	OUTGOING WIRE		AMERICOLD	52,522.15	COLD STORAGE	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		DENVER COLD STORAGE	60	COLD STORAGE	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		PENSKE TRUCK	2,443.05	TRUCK LEASE	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		MESSER	4,096.93	NITROGEN	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		ELSTON	5,580.42	FREIGHT	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		PATAGONIA FOOD	14,500.00	INVENTORY	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		M&D TRANSPORTATION	17,705.00	FREIGHT	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		SC&H GROUP	25,000.00	PROF SERV	UMB	ITTELLA
09/25/2023	OUTGOING WIRE		LINEAGE	84,398.31	COLD STORAGE	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	55,591.78	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	246.35	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	468.75	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		SPECTRUM	608.91	INTERNET	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	3,974.01	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	4,398.60	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	5,863.71	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	6,795.61	DUTY FEES	UMB	ITTELLA
09/25/2023	EFT		US CBP PAYMENT ITTELLA	21,834.62	DUTY FEES	UMB	ITTELLA
9/25/2023	CHECK	23650	BAY ALARM COMPANY	1,660.48	SECURITY	UMB	ITTELLA
9/26/2023	CHECK	23655	PRUDENTIAL OVERALL SU	4,078.05	UNIFORMS	UMB	ITTELLA

9/26/2023	CHECK	23656	SONSRAY RENTAL & LEAS	3,422.50	EQUIP LEASE	UMB	ITTELLA
09/27/2023	OUTGOING WIRE		ELSTON	10,000.00	FREIGHT	UMB	ITTELLA
09/27/2023	EFT		IPFS	2,793.09	INSURANCE	UMB	ITTELLA
09/28/2023	OUTGOING WIRE		A&A EXPRESS	10,000.00	FREIGHT	UMB	ITTELLA
09/28/2023	OUTGOING WIRE		RICH PRODUCTS	15,000.00	INVENTORY	UMB	ITTELLA
09/29/2023	OUTGOING WIRE		IWI	1,116.72	FREIGHT	UMB	ITTELLA
09/29/2023	OUTGOING WIRE		SCENIC FRUIT	35,000.00	INVENTORY	UMB	ITTELLA
09/29/2023	EFT		IGOE	100	FSA DEDUCTIONS	UMB	ITTELLA
			WE 9/29/23	390,132.04			
				(390,132.04)			
				-			

PAYROLL

DATE	TYPE	CK	NAME	AMOUNT	BANK	DIV
9/1/2023	EFT		ADP WAGE PAY	(178.73)	UMB	ITTELLA
			WE 9/1/23	(178.73)		
				178.73		
				-		
9/5/2023	CHECK	23632	[redacted]	1,422.31	UMB	ITTELLA
9/5/2023	CHECK	23633		3,191.08	UMB	ITTELLA
9/7/2023	CHECK	23636		2,399.36	UMB	ITTELLA
09/07/2023	EFT		ADP WAGE PAY WAGE PAY ITTELLA	57,724.74	UMB	ITTELLA
09/08/2023	EFT		ADP Tax ADP Tax ITTELLA INTERNAT	41,836.96	UMB	ITTELLA
09/08/2023	EFT		ADP PAYROLL FEES ADP FEES 64152	3,184.95	UMB	ITTELLA
			WE 9/8/23	109,759.40		
				(109,759.40)		
				-		
			WE 9/15/23	-		
				-		
				-		
09/20/2023	EFT		ADP WAGE PAY WAGE PAY ITTELLA	90,617.03	UMB	ITTELLA
09/20/2023	EFT		ADP WAGE GARN WAGE GARN ITTE	273.69	UMB	ITTELLA
09/21/2023	EFT		ADP Tax ADP Tax ITTELLA INTERNAT	41,468.82	UMB	ITTELLA
			WE 9/22/23	132,359.54		
				(132,359.54)		
				-		
9/29/2023	CHECK	23660	MARTHA CHAIDEZ	2,071.32	UMB	ITTELLA
9/29/2023	CHECK	23661	MARTHA CHAIDEZ	2,817.49	UMB	ITTELLA
9/29/2023	CHECK	23662	MARTHA CHAIDEZ	3,566.62	UMB	ITTELLA
9/29/2023	CHECK	23663	ALICIA MENCHACA	2,578.07	UMB	ITTELLA
9/29/2023	CHECK	23664	ALICIA MENCHACA	3,274.39	UMB	ITTELLA
9/29/2023	CHECK	23665	DENICE RAMIREZ LOPEZ	1,043.23	UMB	ITTELLA
9/29/2023	CHECK	23666	ERICK SALVADOR	1,859.78	UMB	ITTELLA
9/29/2023	CHECK	23667	CRISTINA ANDRADE	1,932.43	UMB	ITTELLA
9/29/2023	CHECK	23668	CRISTINA ANDRADE	1,018.53	UMB	ITTELLA
9/29/2023	CHECK	23669	CRISTINA ANDRADE	8,235.13	UMB	ITTELLA
9/25/2023	CHECK	23653	MONICA MARIE PHILLIPS	286.04	UMB	ITTELLA
9/25/2023	VOID CHECK	23632	ALICIA MENCHACA	-1,422.31	UMB	ITTELLA
9/25/2023	VOID CHECK	23633	ALICIA MENCHACA	-3,191.08	UMB	ITTELLA
9/25/2023		23647	LEONARD MORENO	2,584.31	UMB	ITTELLA
			WE 9/29/23	26,653.95		
				(26,653.95)		
				-		

Row Labels	Sum of AMOUNT
ADP PAYROLL FEES ADP FEES 641522189ITTELLAINTER	3,184.95
ADP Tax ADP Tax ITTELLA INTERNATIONAL	83,305.78
ADP WAGE GARN WAGE GARN ITTELLAINTERNATIONAL	273.69
ADP WAGE PAY	-178.73
ADP WAGE PAY WAGE PAY ITTELLA INTERNATIONAL	148,341.77
[redacted]	5,852.46
	11,186.09
	1,043.23
	1,859.78
	2,584.31
	8,455.43
	286.04
	2,399.36
Grand Total	**268,594.16**

DEPOSITS

DATE	TYPE	NAME	AMOUNT	BANK	DIV	
09/01/2023	DEPOSIT	BLAKES LOTABURGER	11,907.41	UMB	NMFD	
09/01/2023	VENDOR REFUN	CAPITOL FOOD	59.06	UMB	ITTELLA	
09/01/2023	CUST WIRE	ALANI NUTRITION	82,550.16	UMB	BCI	
09/01/2023	CUST WIRE	ALDI	99,808.40	JPM	ITTELLA	
		WE 9/1/23	194,325.03			
			194,325.03			
			-			
09/05/2023	CUST WIRE	ALDI	141,259.12	JPM	ITTELLA	
09/05/2023	DEPOSIT	TONYS FINE FOOD	38,102.40	UMB	ITTELLA	
09/05/2023	CUST WIRE	SAKARA LIFE	3.84	UMB	BCI	
09/06/2023	CUST WIRE	COSTCO	258,238.24	JPM	ITTELLA	
09/06/2023	CUST WIRE	ALDI	68,803.20	JPM	ITTELLA	
09/06/2023	CUST WIRE	KROGER	12,607.19	JPM	ITTELLA	
09/06/2023	DEPOSIT	NUTRITIONAL RESOURCES	65,486.40	UMB	BCI	
09/07/2023	DEPOSIT	MATRIX DOC	25.00	UMB	ITTELLA	
09/07/2023	CUST WIRE	GREEN CHILE	78,356.22	UMB	NMFD	
09/07/2023	CUST WIRE	KROGER	45,003.03	JPM	ITTELLA	
09/07/2023	CUST WIRE	ALDI	13,440.00	JPM	ITTELLA	
09/08/2023	DEPOSIT	BLAKES LOTABURGER	14,433.39	UMB	NMFD	
09/08/2023	CUST WIRE	SAKARA LIFE	373,842.33	UMB	BCI	
09/08/2023	CUST WIRE	SYSCO	639.20	UMB	NMFD	
09/08/2023	CUST WIRE	COSCO	200,592.00	JPM	ITTELLA	
09/08/2023	CUST WIRE	ALDI	32,060.40	JPM	ITTELLA	
		WE 9/8/23	1,342,891.96			
			1,342,891.96			
			-			
09/11/2023	CUST WIRE	KROGER	30,537.33	JPM	ITTELLA	
09/11/2023	CUST WIRE	KROGER	2,403.74	JPM	ITTELLA	
09/11/2023	DEPOSIT	NUTRITIONAL RESOURCES	99,436.68	UMB	BCI	
09/11/2023	DEPOSIT	TRADER JOES	486,687.60	UMB	ITTELLA	
09/11/2023	DEPOSIT	AMEX-REIMB	688.77	UMB	ITTELLA	
09/11/2023	DEPOSIT	TRADER JOES	1,301,367.54	UMB	ITTELLA	
09/11/2023	CUST WIRE	Ds Naturals LLC ACCTVERIFY I	0.01	UMB	BCI	
09/11/2023	INCOMING WIR	CHIP LINE DEPOSIT	2,000,000.00	UMB	NMFD	
09/12/2023	DEPOSIT	SPARTANNASH	5,572.20	UMB	ITTELLA	
09/12/2023	DEPOSIT	EVO LOGISTICS	1,750.00	UMB	ITTELLA	
09/12/2023	CUST WIRE	ALDI	19086.08	UMB	ITTELLA	
09/13/2023	DEPOSIT	WOODLAND PARTNERS	102,513.42	UMB	ITTELLA	
09/13/2023	CUST WIRE	FILO	124,809.84	UMB	NMFD	
09/13/2023	CUST WIRE	D'S NATURALS	93,646.57	UMB	BCI	
09/13/2023	CUST WIRE	ALDI	8,725.60	UMB	ITTELLA	
09/13/2023	CUST WIRE	COSTCO	98,977.10	JPM	ITTELLA	
09/14/2023	CUST WIRE	COSTCO	51,557.88	JPM	ITTELLA	
09/14/2023	CUST WIRE	KROGER	13,257.56	JPM	ITTELLA	
09/14/2023	CUST WIRE	TREASURE VALLEY	126,836.31	UMB	NMFD	
09/14/2023	CUST WIRE	ALDI	8,725.60	UMB	ITTELLA	
09/14/2023	EFT	WORKIVA	8,000.00	UMB	ITTELLA	INVESTOR RELATIONS REFUND?
09/15/2023	CUST WIRE	COSTCO	79,888.94	JPM	ITTELLA	
09/15/2023	CUST WIRE	KROGER	29,464.35	JPM	ITTELLA	
09/15/2023	DEPOSIT	BLAKES LOTABURGER	13,196.04	UMB	NMFD	
09/15/2023	CUST WIRE	GREEN CHILE	853,630.98	UMB	NMFD	
09/15/2023	CUST WIRE	ATLAS BAR	20,000.00	UMB	BCI	
09/15/2023	CUST WIRE	ATLAS BAR	20,000.00	UMB	BCI	

Row Labels	Sum of AMOUNT
BCI	1,308,767.46
ITTELLA	4,267,023.48
NMFD	3,272,103.06
Grand Total	**8,847,894.00**

		WE 9/15/23	5,600,760.14		
			5,600,760.14		
			-		
09/19/2023	CUST WIRE	ALDI	5,356.00	JPM	ITTELLA
09/20/2023	CUST WIRE	KROGER	7,270.38	JPM	ITTELLA
09/21/2023	CUST WIRE	COSTCO	293,239.07	JPM	ITTELLA
09/21/2023	CUST WIRE	KROGER	657.15	JPM	ITTELLA
09/18/2023	DEPOSIT	TRADER JOES	87,318.00	UMB	ITTELLA
09/18/2023	CUST WIRE	ALDI	22,184.80	UMB	ITTELLA
09/19/2023	DEPOSIT	ASCENSUS	1,007.48	UMB	ITTELLA
09/19/2023	DEPOSIT	CLEAN HARBORS	533.47	UMB	ITTELLA
09/19/2023	DEPOSIT	WINCO FOODS	1,449.00	UMB	ITTELLA
09/19/2023	CUST WIRE	GREEN CHILE	23,937.64	UMB	NMFD
09/19/2023	CUST WIRE	ALDI	18,848.00	UMB	ITTELLA
09/20/2023	CUST WIRE	ALDI	11,438.96	UMB	ITTELLA
09/21/2023	CUST WIRE	ALDI	45,916.00	UMB	ITTELLA
09/22/2023	DEPOSIT	BLAKES LOTABURGER	5,802.10	UMB	NMFD
09/22/2023	DEPOSIT	LITTLE ANITAS	9,258.24	UMB	NMFD
09/22/2023	CUST WIRE	ALANI NUTRITION	183,811.75	UMB	BCI
09/22/2023	CUST WIRE	ALDI	3,369.60	UMB	ITTELLA
09/22/2023	CUST WIRE	GREEN CHILE	5,482.02	UMB	NMFD
		WE 9/22/23	724,879.66		
			724,879.66		
			-		
09/26/2023	DEPOSIT	TRADER JOES	184,102.86	UMB	ITTELLA
09/26/2023	CUST WIRE	ALDI	6,739.20	UMB	ITTELLA
09/25/2023	CUST WIRE	ALDI	43,527.60	UMB	ITTELLA
09/26/2023	CUST WIRE	COSTCO	97,068.96	JPM	ITTELLA
09/27/2023	CUST WIRE	COSTCO	102,954.15	JPM	ITTELLA
09/27/2023	CUST WIRE	KROGER	15,164.88	JPM	ITTELLA
09/27/2023	DEPOSIT	GEM STATE	3,813.67	UMB	NMFD
09/27/2023	CUST WIRE	ALDI	13,780.00	UMB	ITTELLA
09/28/2023	CUST WIRE	ALDI	46,195.60	UMB	ITTELLA
09/28/2023	CUST WIRE	ALL IN NUTRITION	10,000.00	UMB	BCI
09/29/2023	CUST WIRE	ALANI NUTRITION	359,989.72	UMB	BCI
09/29/2023	CUST WIRE	ALDI	20,059.20	UMB	ITTELLA
09/29/2023	CUST WIRE	COSTCO	75,227.37	JPM	ITTELLA
09/29/2023	CUST WIRE	KROGER	6,414.00	JPM	ITTELLA
		WE 9/29/23	985,037.21		
			985,037.21		
			-		

CHASE

JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

September 01, 2023 through September 29, 2023

Account Number: [redacted]3551

Customer Service Information

If you have any questions about your statement, please contact your Customer Service Professional.

00014152 WBS 703 211 27323 NNNNNNNNNNN 1 000000000 C1 0000

ITTELLA INTERNATIONAL, LLC
DEBTOR IN POSSESSION
-
6305 ALONDRA BLVD
PARAMOUNT CA 90723-3750

00141520301000000023

IMPORTANT DISCLOSURES REGARDING SWEEP ACCOUNTS

As an industry leader, JPMorgan Chase Bank, N.A. (the "Bank") recognizes the importance of healthy and transparent financial markets. In accordance with requirements of the Federal Deposit Insurance Corporation ("FDIC"), we are required to provide to you the disclosures below. The below disclosures apply to each of your account(s) maintained at the Bank by the same legal entity. Please refer to your legal agreement or sweep statement to identify your sweep service with the Bank. If you have further questions, please contact your banking representative.

End-of-Day Investment Sweeps (JPMorgan Chase Bank, N.A. London Branch, International Banking Facility (IBF), and/or Fed Funds Purchased), US Dollar Pooling & Cross Border Sweeps

In the event of a failure of the Bank, funds swept offshore or to the London Branch Deposit Investment Vehicle, IBF Investment Vehicle or the Fed Funds Investment Vehicle, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC, and the beneficial owner of such funds would be treated as an unsecured general creditor of the receivership estate of the Bank.

Intra-day & End-of-Day Investment Sweep – JPMorgan Money Market Funds

In the event of a failure of the Bank, funds swept to a money market fund, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC. However, the FDIC would treat the beneficial owner's swept funds in one of two ways: (a) if the failed Bank's assets were transferred to an acquiring institution, the swept funds would be returned back into the beneficial owner's deposit account on the business day following the failure of the Bank; or (b) if the failed Bank will be dissolved, the beneficial owner would receive a check or other payment from the FDIC to reacquire the beneficial owner's allotted interest in the money market fund in accordance with the FDIC's normal procedures.

Intra-day Investment Sweep – Third Party Money Market Funds (Invesco, Blackrock, Dreyfus, Federated, Fidelity, Goldman Sachs, & Morgan Stanley)

In the event of a failure of the Bank, funds swept to a money market fund (whether the sweep actually occurs will depend on the transaction cut-off time used by the FDIC), as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC. However, the FDIC would treat the beneficial owner's swept funds in one of two ways: (a) if the failed Bank's assets were transferred to an acquiring institution, the swept funds would be returned back into the beneficial owner's deposit account on the business day following the failure of the Bank; or (b) if the failed Bank will be dissolved, the beneficial owner would receive a check or other payment from the FDIC to reacquire the beneficial owner's allotted interest in the money market fund in accordance with the FDIC's normal procedures. If the funds are not swept, such funds would remain in the deposit account, be treated as deposits, and be insured under the applicable insurance rules and limits of the FDIC.

* Annual Percentage Yield Earned - the percentage rate earned if balances remain on deposit for a full year with compounding, no change in the interest rate and all interest rate and all interest is left in the account.

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank's deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3551

End-of-Day Loan Sweep & Fed Funds Borrowed Sweep
In the event of a failure of the Bank, funds swept as part of the Loan Payment Option, or the pay down component of the Loan Borrowing and Payment Option or the payment component of Fed Funds Borrowed, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC, but such swept funds would reduce the loan balance or Fed Funds Borrowed balance owed by the customer to the receivership estate of the Bank.

Physical Cash Concentration (In-Country Sweeps, Cross Currency Sweeps & Just In Time Funding (JIT))
In the event of a failure of the Bank, funds transferred as part of a cash concentration product will be considered deposits of the account in which the funds are held, as reflected on the Bank's end-of-day ledger balance, by the FDIC after completion of all transactions related to the cash concentration product and will be insured by the FDIC under its applicable insurance rules up to applicable limits.

Multibank Sweep – JPMorgan Master
In the event of a failure of the Bank, funds transferred from the Master Account at JPMorgan as part of the Multibank Sweep Service (whether the transfer actually occurs will depend on the transaction cut-off time used by the FDIC, as reflected on the Bank's end-of-day ledger balance) would not be considered deposits of the Bank by the FDIC. If the funds are transferred from the Bank, the FDIC would treat the funds as deposits at the Participant Account Bank, subject to applicable insurance (if any) rules and limits of the FDIC. If the funds are not transferred from the Bank, such funds would remain on deposit in the Master Account, be treated as deposits at the Bank, and be insured under the applicable rules and limits of the FDIC. Funds transferred to the Bank from the Participant Account Bank as part of the Multibank Sweep Service will be treated as deposits in the Master Account, as reflected on the Bank's end-of-day ledger balance, and would be insured under the applicable rules and limits of the FDIC.

Multibank Sweep – Third Party Master
In the event of a failure of the Bank, funds transferred from the Participant Account at the Bank as part of the Multibank Sweep Service (whether the transfer actually occurs will depend on the transaction cut-off time used by the FDIC, as reflected on the Bank's end-of-day ledger balance) would not be considered deposits of the Bank by the FDIC. If the funds are transferred from the Bank, the FDIC would treat the funds as deposits at the Master Account Bank, subject to applicable insurance (if any) rules and limits of the FDIC. If the funds are not transferred from the Bank, such funds would remain on deposit in the Participant Account, be treated as deposits at the Bank, and be insured under the applicable rules and limits of the FDIC. Funds transferred to the Bank from the Master Account Bank as part of the Service will be treated as deposits in the Participant Account, as reflected on the Bank end-of-day ledger balance, and would be insured under the applicable rules and limits of the FDIC.

Commercial Checking

Summary

	Number	Market Value/Amount	Shares
Opening Ledger Balance		$375,173.52	
Deposits and Credits	26	$1,783,089.28	
Withdrawals and Debits	22	$1,922,733.08	
Checks Paid	0	$0.00	
Ending Ledger Balance		**$235,529.72**	

Deposits and Credits

Ledger Date	*Description*	*Amount*
09/01	Orig CO Name:Aldi Inc. Orig ID:9737022002 Desc Date: CO Entry Descr:Inv Pymt Sec:CTX Trace#:021000022142229 Eed:230901 Ind ID:Paml629-597 Ind Name:0011Ittella Internat Pam08805 Trn: 2442142229Tc	$99,808.40
09/05	Orig CO Name:Aldi Inc. Orig ID:9737022002 Desc Date: CO Entry Descr:Inv Pymt Sec:CTX Trace#:021000020274567 Eed:230905 Ind ID:Paml634-464 Ind Name:0009Ittella Internat Pam08807 Trn: 2480274567Tc	141,259.12

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3551

Deposits and Credits *(continued)*

Ledger Date	*Description*	*Amount*
09/06	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000011093100 Eed:230906 Ind ID:0001503847 Ind Name:0020Ittella Internat EDI Trn: 2491093100Tc	258,238.24
09/06	Orig CO Name:Aldi Inc. Orig ID:9737022002 Desc Date: CO Entry Descr:Inv Pymt Sec:CTX Trace#:021000026980505 Eed:230906 Ind ID:Paml638-477 Ind Name:0007Ittella Internat Pam08809 Trn: 2496980505Tc	68,803.20
09/06	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230905 CO Entry Descr:Invoice Sec:CTX Trace#:042000011093082 Eed:230906 Ind ID:100966406 Ind Name:0016Ittella Internat Trn: 2491093082Tc	12,607.19
09/07	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230906 CO Entry Descr:Invoice Sec:CTX Trace#:042000011779662 Eed:230907 Ind ID:100968218 Ind Name:0020Ittella Internat Trn: 2501779662Tc	45,003.03
09/07	Orig CO Name:Aldi Inc. Orig ID:9737022002 Desc Date: CO Entry Descr:Payment Sec:CTX Trace#:021000023530337 Eed:230907 Ind ID:3300054207 Ind Name:0005Ittella Internat Direct Deposit Trn: 2503530337Tc	13,440.00
09/08	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000015914956 Eed:230908 Ind ID:0001551425 Ind Name:0012Ittella Internat EDI Trn: 2515914956Tc	200,592.00
09/08	Orig CO Name:Aldi Inc. Orig ID:9737022002 Desc Date: CO Entry Descr:Inv Pymt Sec:CTX Trace#:021000023597195 Eed:230908 Ind ID:Paml649-592 Ind Name:0008Ittella Internat Pam08814 Trn: 2513597195Tc	32,060.40
09/11	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230907 CO Entry Descr:Invoice Sec:CTX Trace#:042000014378744 Eed:230911 Ind ID:100970478 Ind Name:0030Ittella Internat Trn: 2544378744Tc	30,537.33
09/11	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230907 CO Entry Descr:Invoice Sec:CTX Trace#:042000014378733 Eed:230911 Ind ID:100969376 Ind Name:0010Ittella Internat Trn: 2544378733Tc	2,403.74
09/13	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000011192028 Eed:230913 Ind ID:0001630363 Ind Name:0014Ittella Internat EDI Trn: 2561192028Tc	98,977.10
09/14	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000012030168 Eed:230914 Ind ID:0001654959 Ind Name:0011Ittella Internat EDI Trn: 2572030168Tc	51,557.88
09/14	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230913 CO Entry Descr:Invoice Sec:CTX Trace#:042000012030142 Eed:230914 Ind ID:100976866 Ind Name:0024Ittella Internat Trn: 2572030142Tc	13,257.56
09/15	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000012198133 Eed:230915 Ind ID:0001678732 Ind Name:0014Ittella Internat EDI Trn: 2582198133Tc	79,888.94
09/15	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230914 CO Entry Descr:Invoice Sec:CTX Trace#:042000012198093 Eed:230915 Ind ID:100978981 Ind Name:0038Ittella Internat Trn: 2582198093Tc	29,464.35

10141520302000000063

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3551

Deposits and Credits *(continued)*

Ledger Date	*Description*	*Amount*
09/18	Cash Concentration Transfer Credit From Account 000000716108060 Trn: 0027620710Xf	1,838.84
09/19	Orig CO Name:Aldi Inc. Orig ID:9737022002 Desc Date: CO Entry Descr:Payment Sec:CTX Trace#:021000025019419 Eed:230919 Ind ID:3300057322 Ind Name:0005Ittella Internat Direct Deposit Trn: 2625019419Tc	5,356.00
09/20	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230919 CO Entry Descr:Invoice Sec:CTX Trace#:042000012972748 Eed:230920 Ind ID:100984009 Ind Name:0012Ittella Internat Trn: 2632972748Tc	7,270.38
09/21	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000012292771 Eed:230921 Ind ID:0001779252 Ind Name:0015Ittella Internat EDI Trn: 2642292771Tc	293,239.07
09/21	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230920 CO Entry Descr:Invoice Sec:CTX Trace#:042000012292788 Eed:230921 Ind ID:100985694 Ind Name:0012Ittella Internat Trn: 2642292788Tc	657.15
09/26	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000012325068 Eed:230926 Ind ID:0001856481 Ind Name:0017Ittella Internat EDI Trn: 2692325068Tc	97,068.96
09/27	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000010831896 Eed:230927 Ind ID:0001877801 Ind Name:0012Ittella Internat EDI Trn: 2700831896Tc	102,954.15
09/27	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230926 CO Entry Descr:Invoice Sec:CTX Trace#:042000010831870 Eed:230927 Ind ID:100992904 Ind Name:0024Ittella Internat Trn: 2700831870Tc	15,164.88
09/29	Orig CO Name:Costco Wholesale Orig ID:5911223280 Desc Date: CO Entry Descr:EDI Pymntssec:CTX Trace#:091000019937621 Eed:230929 Ind ID:0001927315 Ind Name:0011Ittella Internat EDI Trn: 2729937621Tc	75,227.37
09/29	Orig CO Name:The Kroger CO. Orig ID:3310345740 Desc Date:230928 CO Entry Descr:Invoice Sec:CTX Trace#:042000019937599 Eed:230929 Ind ID:100996819 Ind Name:0020Ittella Internat Trn: 2729937599Tc	6,414.00
Total		**$1,783,089.28**

Withdrawals and Debits

Ledger Date	*Description*	*Amount*
09/01	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella-Cash Collateral Account US Ref: Xfr 0830-0831 Deps Imad: 0901B1Qgc04C011782 Trn: 5301800244Jo YOUR REF: NONREF	$211,714.67
09/06	Orig CO Name:Att Orig ID:9864031004 Desc Date:090523 CO Entry Descr:Payment Sec:PPD Trace#:031100209596621 Eed:230906 Ind ID:341440003Epayu Ind Name:Ittella International Trn: 2489596621Tc	160.50
09/07	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella-Cash Collateral Account US Ref: Xfr 0901-0906 Deps Imad: 0907B1Qgc08C024905 Trn: 4683800250Jo YOUR REF: NONREF	580,716.15

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3551

Withdrawals and Debits *(continued)*

Ledger Date	*Description*	*Amount*
09/08	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella-Cash Collateral Account US Ref: Xfr 0907 Deps Imad: 0908B1Qgc08C008544 Trn: 5471000251Jo YOUR REF: NONREF	58,443.03
09/12	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella-Cash Collateral Account US Ref: Xfr 0908-0911 Deps Imad: 0912B1Qgc08C024950 Trn: 5322200255Jo YOUR REF: NONREF	265,593.47
09/12	Cash Concentration Transfer Debit To Account 0[redacted]8060 Trn: 0024950710Xf	9.29
09/14	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella-Cash Collateral Account US Ref: Xfr 0912-0914 Deps Imad: 0914B1Qgc04C005996 Trn: 8582600257Jo YOUR REF: NONREF	163,792.54
09/14	Cash Concentration Transfer Debit To Account [redacted]8060 Trn: 0027230710Xf	24.98
09/15	Orig CO Name:Athens Services Orig ID:2954313271 Desc Date: CO Entry Descr:Trash Pymtsec:CCD Trace#:091000010895661 Eed:230915 Ind ID:Pm00061294 Ind Name:Ittella Interna Trn: 2570895661Tc	3,314.03
09/15	Orig CO Name:Athens Services Orig ID:2954313271 Desc Date: CO Entry Descr:Trash Pymtsec:CCD Trace#:091000010895660 Eed:230915 Ind ID:Pm00052731 Ind Name:Ittella Interna Trn: 2570895660Tc	969.58
09/15	Orig CO Name:Pest Elimination Orig ID:9258914100 Desc Date:230915 CO Entry Descr:Pest Elim Sec:CCD Trace#:021000020895655 Eed:230915 Ind ID:Itte0009-1-2267 Ind Name:Ittella Trn: 2570895655Tc	732.89
09/15	Orig CO Name:Athens Services Orig ID:2954313271 Desc Date: CO Entry Descr:Trash Pymtsec:CCD Trace#:091000010895658 Eed:230915 Ind ID:Ve00006465 Ind Name:Tattooed Chef Trn: 2570895658Tc	264.50
09/15	Orig CO Name:Pest Elimination Orig ID:9258914100 Desc Date:230915 CO Entry Descr:Pest Elim Sec:CCD Trace#:021000020895656 Eed:230915 Ind ID:Itte0005-1-2268 Ind Name:Ittella Foods Pro Trn: 2570895656Tc	250.00
09/15	Cash Concentration Transfer Debit To Account [redacted]3825 Trn: 0027770710Xf	712.34
09/15	Cash Concentration Transfer Debit To Account [redacted]8060 Trn: 0027890710Xf	385.52
09/15	Account Analysis Settlement Charge	17.92
09/19	Orig CO Name:Safco Capital CO Orig ID:9000814894 Desc Date:091923 CO Entry Descr:Web Pmts Sec:CCD Trace#:081503509417333 Eed:230919 Ind ID:7Stzb8 Ind Name:Tattooed Chef 310-473-9500 Trn: 2619417333Tc	2,475.00
09/19	Orig CO Name:Appfolio, Inc. F Orig ID:9001406550 Desc Date:091923 CO Entry Descr:Web Pmts Sec:CCD Trace#:081503509417335 Eed:230919 Ind ID:5Rh0C8 Ind Name:Tattooed Chef 866-648-1536 Trn: 2619417335Tc	2.49
09/21	Orig CO Name:Iron Mountain Orig ID:9162510801 Desc Date:092023 CO Entry Descr:Bt0920 Sec:CCD Trace#:021000023163925 Eed:230921 Ind ID:000000236100198 Ind Name:Ittella International Iron Trn: 2633163925Tc	1,217.30
09/21	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella-Cash Collateral Account US Ref: Xfr 0915-0921 Deps Imad: 0921B1Qgc01C004542 Trn: 5345000264Jo YOUR REF: NONREF	415,875.89
09/25	Orig CO Name:Avalara Orig ID:1911718107 Desc Date:230924 CO Entry Descr:Payment Sec:CCD Trace#:043305139338962 Eed:230925 Ind ID:043000092438644 Ind Name:1400310000037087161117 Telechk 800-697-9263 Trn: 2689338962Tc	873.00

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3551

Withdrawals and Debits *(continued)*

Ledger Date	*Description*	*Amount*
09/28	Fedwire Debit Via: Umb Bk NA/101000695 A/C: Ittella International LLC US Ref: Xfr Deps To Umb Imad: 0928B1Qgc02C012442 Trn: 5954200271Jo YOUR REF: NONREF	215,187.99
Total		**$1,922,733.08**

Daily Balance

Date	*Ledger Balance*	*Date*	*Ledger Balance*
09/01	$263,267.25	09/18	$267,809.43
09/05	$404,526.37	09/19	$270,687.94
09/06	$744,014.50	09/20	$277,958.32
09/07	$221,741.38	09/21	$154,761.35
09/08	$395,950.75	09/25	$153,888.35
09/11	$428,891.82	09/26	$250,957.31
09/12	$163,289.06	09/27	$369,076.34
09/13	$262,266.16	09/28	$153,888.35
09/14	$163,264.08	09/29	$235,529.72
09/15	$265,970.59		

Your service charges, fees and earnings credit have been calculated through account analysis.

CHASE

JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

September 01, 2023 through September 29, 2023

Account Number: [redacted]3825

Customer Service Information

If you have any questions about your statement, please contact your Customer Service Professional.

00014153 WBS 703 211 27323 NNNNNNNNNNN 1 000000000 80 0000

ITTELLA INTERNATIONAL, LLC
DEBTOR IN POSSESSION
-
6305 ALONDRA BLVD
PARAMOUNT CA 90723-3750

00141530301000000023

IMPORTANT DISCLOSURES REGARDING SWEEP ACCOUNTS

As an industry leader, JPMorgan Chase Bank, N.A. (the "Bank") recognizes the importance of healthy and transparent financial markets. In accordance with requirements of the Federal Deposit Insurance Corporation ("FDIC"), we are required to provide to you the disclosures below. The below disclosures apply to each of your account(s) maintained at the Bank by the same legal entity. Please refer to your legal agreement or sweep statement to identify your sweep service with the Bank. If you have further questions, please contact your banking representative.

End-of-Day Investment Sweeps (JPMorgan Chase Bank, N.A. London Branch, International Banking Facility (IBF), and/or Fed Funds Purchased), US Dollar Pooling & Cross Border Sweeps

In the event of a failure of the Bank, funds swept offshore or to the London Branch Deposit Investment Vehicle, IBF Investment Vehicle or the Fed Funds Investment Vehicle, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC, and the beneficial owner of such funds would be treated as an unsecured general creditor of the receivership estate of the Bank.

Intra-day & End-of-Day Investment Sweep – JPMorgan Money Market Funds

In the event of a failure of the Bank, funds swept to a money market fund, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC. However, the FDIC would treat the beneficial owner's swept funds in one of two ways: (a) if the failed Bank's assets were transferred to an acquiring institution, the swept funds would be returned back into the beneficial owner's deposit account on the business day following the failure of the Bank; or (b) if the failed Bank will be dissolved, the beneficial owner would receive a check or other payment from the FDIC to reacquire the beneficial owner's allotted interest in the money market fund in accordance with the FDIC's normal procedures.

Intra-day Investment Sweep – Third Party Money Market Funds (Invesco, Blackrock, Dreyfus, Federated, Fidelity, Goldman Sachs, & Morgan Stanley)

In the event of a failure of the Bank, funds swept to a money market fund (whether the sweep actually occurs will depend on the transaction cut-off time used by the FDIC), as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC. However, the FDIC would treat the beneficial owner's swept funds in one of two ways: (a) if the failed Bank's assets were transferred to an acquiring institution, the swept funds would be returned back into the beneficial owner's deposit account on the business day following the failure of the Bank; or (b) if the failed Bank will be dissolved, the beneficial owner would receive a check or other payment from the FDIC to reacquire the beneficial owner's allotted interest in the money market fund in accordance with the FDIC's normal procedures. If the funds are not swept, such funds would remain in the deposit account, be treated as deposits, and be insured under the applicable insurance rules and limits of the FDIC.

* Annual Percentage Yield Earned - the percentage rate earned if balances remain on deposit for a full year with compounding, no change in the interest rate and all interest rate and all interest is left in the account.

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank's deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3825

End-of-Day Loan Sweep & Fed Funds Borrowed Sweep
In the event of a failure of the Bank, funds swept as part of the Loan Payment Option, or the pay down component of the Loan Borrowing and Payment Option or the payment component of Fed Funds Borrowed, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC, but such swept funds would reduce the loan balance or Fed Funds Borrowed balance owed by the customer to the receivership estate of the Bank.

Physical Cash Concentration (In-Country Sweeps, Cross Currency Sweeps & Just In Time Funding (JIT))
In the event of a failure of the Bank, funds transferred as part of a cash concentration product will be considered deposits of the account in which the funds are held, as reflected on the Bank's end-of-day ledger balance, by the FDIC after completion of all transactions related to the cash concentration product and will be insured by the FDIC under its applicable insurance rules up to applicable limits.

Multibank Sweep – JPMorgan Master
In the event of a failure of the Bank, funds transferred from the Master Account at JPMorgan as part of the Multibank Sweep Service (whether the transfer actually occurs will depend on the transaction cut-off time used by the FDIC, as reflected on the Bank's end-of-day ledger balance) would not be considered deposits of the Bank by the FDIC. If the funds are transferred from the Bank, the FDIC would treat the funds as deposits at the Participant Account Bank, subject to applicable insurance (if any) rules and limits of the FDIC. If the funds are not transferred from the Bank, such funds would remain on deposit in the Master Account, be treated as deposits at the Bank, and be insured under the applicable rules and limits of the FDIC. Funds transferred to the Bank from the Participant Account Bank as part of the Multibank Sweep Service will be treated as deposits in the Master Account, as reflected on the Bank's end-of-day ledger balance, and would be insured under the applicable rules and limits of the FDIC.

Multibank Sweep – Third Party Master
In the event of a failure of the Bank, funds transferred from the Participant Account at the Bank as part of the Multibank Sweep Service (whether the transfer actually occurs will depend on the transaction cut-off time used by the FDIC, as reflected on the Bank's end-of-day ledger balance) would not be considered deposits of the Bank by the FDIC. If the funds are transferred from the Bank, the FDIC would treat the funds as deposits at the Master Account Bank, subject to applicable insurance (if any) rules and limits of the FDIC. If the funds are not transferred from the Bank, such funds would remain on deposit in the Participant Account, be treated as deposits at the Bank, and be insured under the applicable rules and limits of the FDIC. Funds transferred to the Bank from the Master Account Bank as part of the Service will be treated as deposits in the Participant Account, as reflected on the Bank end-of-day ledger balance, and would be insured under the applicable rules and limits of the FDIC.

Commercial Checking

Summary

	Number	Market Value/Amount	Shares
Opening Ledger Balance		$0.00	
Deposits and Credits	1	$712.34	
Withdrawals and Debits	1	$712.34	
Checks Paid	0	$0.00	
Ending Ledger Balance		**$0.00**	

Deposits and Credits

Ledger Date	*Description*	*Amount*
09/15	Cash Concentration Transfer Credit From Account [redacted]3551 Trn: 0027780710Xf	$712.34
Total		**$712.34**

Withdrawals and Debits

Ledger Date	*Description*	*Amount*
09/15	Account Analysis Settlement Charge	$712.34

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3825

Withdrawals and Debits *(continued)*

Ledger Date	*Description*	*Amount*
Total		**$712.34**

Daily Balance

Date	*Ledger Balance*	*Date*	*Ledger Balance*
09/15	$0.00		

Your service charges, fees and earnings credit have been calculated through account analysis.

10141530302000000063

This Page Intentionally Left Blank

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]3825

Ittella International, LLC
Debtor IN Possession
-

1014153030300000063

Stop Payment Renewal Notice

Account Number [redacted]3825 Bank Number: 703

The following Stop Payments will automatically renew for a 1-year period. You can revoke a current stop payment via your online channel (Chase.com or JPM ACCESS) or by calling the number on your statement or contacting your Customer Service Representative.

Revoke Stop	Sequence Number	Date Entered	Renewal Date	Low Range or Check Number	High Range or Amount
___	0000004	12/16/2021	12/16/2023	16256	$16,536.58
___	0000052	12/28/2022	12/28/2023	20182	$3,198.24

Ittella International, LLC
Debtor IN Possession
-
6305 Alondra Blvd
Paramount CA 90723-3750

JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus OH 43218-2051

This Page Intentionally Left Blank

CHASE

JPMorgan Chase Bank, N.A.
P O Box 182051
Columbus, OH 43218 - 2051

September 01, 2023 through September 29, 2023
Account Number: [redacted]8060

Customer Service Information

If you have any questions about your statement, please contact your Customer Service Professional.

00011744 WBS 703 211 27323 NNNNNNNNNNN 1 000000000 80 0000
ITTELLA INTERNATIONAL, LLC
DEBTOR IN POSSESSION
-
6305 ALONDRA BLVD
PARAMOUNT CA 90723-3750

00117440201000000022

IMPORTANT DISCLOSURES REGARDING SWEEP ACCOUNTS

As an industry leader, JPMorgan Chase Bank, N.A. (the "Bank") recognizes the importance of healthy and transparent financial markets. In accordance with requirements of the Federal Deposit Insurance Corporation ("FDIC"), we are required to provide to you the disclosures below. The below disclosures apply to each of your account(s) maintained at the Bank by the same legal entity. Please refer to your legal agreement or sweep statement to identify your sweep service with the Bank. If you have further questions, please contact your banking representative.

End-of-Day Investment Sweeps (JPMorgan Chase Bank, N.A. London Branch, International Banking Facility (IBF), and/or Fed Funds Purchased), US Dollar Pooling & Cross Border Sweeps
In the event of a failure of the Bank, funds swept offshore or to the London Branch Deposit Investment Vehicle, IBF Investment Vehicle or the Fed Funds Investment Vehicle, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC, and the beneficial owner of such funds would be treated as an unsecured general creditor of the receivership estate of the Bank.

Intra-day & End-of-Day Investment Sweep – JPMorgan Money Market Funds
In the event of a failure of the Bank, funds swept to a money market fund, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC. However, the FDIC would treat the beneficial owner's swept funds in one of two ways: (a) if the failed Bank's assets were transferred to an acquiring institution, the swept funds would be returned back into the beneficial owner's deposit account on the business day following the failure of the Bank; or (b) if the failed Bank will be dissolved, the beneficial owner would receive a check or other payment from the FDIC to reacquire the beneficial owner's allotted interest in the money market fund in accordance with the FDIC's normal procedures.

Intra-day Investment Sweep – Third Party Money Market Funds (Invesco, Blackrock, Dreyfus, Federated, Fidelity, Goldman Sachs, & Morgan Stanley)
In the event of a failure of the Bank, funds swept to a money market fund (whether the sweep actually occurs will depend on the transaction cut-off time used by the FDIC), as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC. However, the FDIC would treat the beneficial owner's swept funds in one of two ways: (a) if the failed Bank's assets were transferred to an acquiring institution, the swept funds would be returned back into the beneficial owner's deposit account on the business day following the failure of the Bank; or (b) if the failed Bank will be dissolved, the beneficial owner would receive a check or other payment from the FDIC to reacquire the beneficial owner's allotted interest in the money market fund in accordance with the FDIC's normal procedures. If the funds are not swept, such funds would remain in the deposit account, be treated as deposits, and be insured under the applicable insurance rules and limits of the FDIC.

* Annual Percentage Yield Earned - the percentage rate earned if balances remain on deposit for a full year with compounding, no change in the interest rate and all interest rate and all interest is left in the account.

Please examine this statement of account at once. By continuing to use the account, you agree that: (1) the account is subject to the Bank's deposit account agreement, and (2) the Bank has no responsibility for any error in or improper charge to the account (including any unauthorized or altered check) unless you notify us in writing of this error or charge within sixty days of the mailing or availability of the first statement on which the error or charge appears.

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]8060

End-of-Day Loan Sweep & Fed Funds Borrowed Sweep
In the event of a failure of the Bank, funds swept as part of the Loan Payment Option, or the pay down component of the Loan Borrowing and Payment Option or the payment component of Fed Funds Borrowed, as reflected on the Bank's end-of-day ledger balance, would not be considered deposits by the FDIC, but such swept funds would reduce the loan balance or Fed Funds Borrowed balance owed by the customer to the receivership estate of the Bank.

Physical Cash Concentration (In-Country Sweeps, Cross Currency Sweeps & Just In Time Funding (JIT))
In the event of a failure of the Bank, funds transferred as part of a cash concentration product will be considered deposits of the account in which the funds are held, as reflected on the Bank's end-of-day ledger balance, by the FDIC after completion of all transactions related to the cash concentration product and will be insured by the FDIC under its applicable insurance rules up to applicable limits.

Multibank Sweep – JPMorgan Master
In the event of a failure of the Bank, funds transferred from the Master Account at JPMorgan as part of the Multibank Sweep Service (whether the transfer actually occurs will depend on the transaction cut-off time used by the FDIC, as reflected on the Bank's end-of-day ledger balance) would not be considered deposits of the Bank by the FDIC. If the funds are transferred from the Bank, the FDIC would treat the funds as deposits at the Participant Account Bank, subject to applicable insurance (if any) rules and limits of the FDIC. If the funds are not transferred from the Bank, such funds would remain on deposit in the Master Account, be treated as deposits at the Bank, and be insured under the applicable rules and limits of the FDIC. Funds transferred to the Bank from the Participant Account Bank as part of the Multibank Sweep Service will be treated as deposits in the Master Account, as reflected on the Bank's end-of-day ledger balance, and would be insured under the applicable rules and limits of the FDIC.

Multibank Sweep – Third Party Master
In the event of a failure of the Bank, funds transferred from the Participant Account at the Bank as part of the Multibank Sweep Service (whether the transfer actually occurs will depend on the transaction cut-off time used by the FDIC, as reflected on the Bank's end-of-day ledger balance) would not be considered deposits of the Bank by the FDIC. If the funds are transferred from the Bank, the FDIC would treat the funds as deposits at the Master Account Bank, subject to applicable insurance (if any) rules and limits of the FDIC. If the funds are not transferred from the Bank, such funds would remain on deposit in the Participant Account, be treated as deposits at the Bank, and be insured under the applicable rules and limits of the FDIC. Funds transferred to the Bank from the Master Account Bank as part of the Service will be treated as deposits in the Participant Account, as reflected on the Bank end-of-day ledger balance, and would be insured under the applicable rules and limits of the FDIC.

Commercial Checking

Summary

	Number	Market Value/Amount	Shares
Opening Ledger Balance		$0.00	
Deposits and Credits	4	$2,258.63	
Withdrawals and Debits	4	$2,258.63	
Checks Paid	0	$0.00	
Ending Ledger Balance		**$0.00**	

Deposits and Credits

Ledger Date	*Description*	*Amount*
09/12	Cash Concentration Transfer Credit From Account [redacted]3551 Trn: 0024960710Xf	$9.29
09/14	Cash Concentration Transfer Credit From Account [redacted]3551 Trn: 0027240710Xf	24.98
09/15	Cash Concentration Transfer Credit From Account [redacted]3551 Trn: 0027900710Xf	385.52

CHASE

September 01, 2023 through September 29, 2023
Account Number: [redacted]8060

Deposits and Credits *(continued)*

Ledger Date	*Description*	*Amount*
09/18	Orig CO Name:Igoe And Company Orig ID:3953391660 Desc Date: CO Entry Descr:Cobra Premsec:CCD Trace#:111000021778883 Eed:230918 Ind ID:542135710 Ind Name:Itella International Nte*Ref*Aug Cobra Prem\ Disc Data Trn: 2611778883Tc	1,838.84
Total		**$2,258.63**

Withdrawals and Debits

Ledger Date	*Description*	*Amount*
09/12	Orig CO Name:Igoe And Company Orig ID:1383261866 Desc Date:230911 CO Entry Descr:Direct Depsec:CCD Trace#:071000282980359 Eed:230912 Ind ID:Med-I-Bank Ind Name:Med-I-Bank Trn: 2552980359Tc	$9.29
09/14	Orig CO Name:Igoe And Company Orig ID:1383261866 Desc Date:230913 CO Entry Descr:Direct Depsec:CCD Trace#:071000282883326 Eed:230914 Ind ID:Med-I-Bank Ind Name:Med-I-Bank Trn: 2572883326Tc	24.98
09/15	Account Analysis Settlement Charge	385.52
09/18	Cash Concentration Transfer Debit To Account [redacted]3551 Trn: 0027610710Xf	1,838.84
Total		**$2,258.63**

Daily Balance

Date	Ledger Balance	Date	Ledger Balance
09/12	$0.00	09/15	$0.00
09/14	$0.00	09/18	$0.00

Your service charges, fees and earnings credit have been calculated through account analysis.

This Page Intentionally Left Blank

UMB

Mailstop 1170103D
P.O. Box 419226
Kansas City, MO 64141-6226

Statement Period Start: September 1, 2023
Statement Period End: September 30, 2023

RETURN SERVICE REQUESTED

00015290 TUMBDS01093023024311 01 000000000 0015304 013

00015290 0089361 0001-0013

ITTELLA INTERNATIONAL LLC
DEBTOR-IN-POSSESSION
CACBKE 2:23-BK-14154-SK
OPERATING ACCOUNT POST PETITION
6305 ALONDRA BLVD
PARAMOUNT CA 90723-3750

CUSTOMER SERVICE

Customer Service Phone:
1.866.204.3913

Written Inquiries:
UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO 64141-6226

UMB.com


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CORPORATE BANKRUPTCY - NON-INTEREST

Account Number: [redacted]**5525**

Account Title(s):
ITTELLA INTERNATIONAL LLC
DEBTOR-IN-POSSESSION
CACBKE 2:23-BK-14154-SK
OPERATING ACCOUNT POST PETITION

MEMBER FDIC

EQUAL HOUSING LENDER

Terms and Conditions
All deposits to, withdrawals from or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

In Case of Errors or Questions About Your Electronic Transfers: Please contact us at the phone number or address shown on the front of this statement. If you think your statement or receipt is wrong or if you need more information about a transfer on your statement or receipt, we must hear from you no later than 60 days after we have sent you the first statement on which the error or problem occurred. Please (1) tell us your name and account number. (2) describe the error or transfer you are unsure about; (3) explain as clearly as you can why you believe there is an error or why you need more information and (4) tell us the dollar amount of the suspected error. We will tell you the results of our investigation within ten (10) business days after we hear from you and we will correct any error promptly. If we need more time, however, we may take up to forty-five (45) days to investigate your complaint or question. If we decide to do this, we will provisionally credit your account within ten (10) days, for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

Go Paperless: Sign up for electronic statements today. Statement preferences may be assigned in Online Banking or by calling the customer service phone number on the front of this statement.

Contact information changes: It's important to keep your contact information up-to-date. Update your address, email and phone number in Online Banking or by calling the customer service phone number on the front of this statement.

Account Summary

Beginning Balance as of 09/01/2023	**$1,495,653.70**	Total Days in Statement Period	30
+ Deposits and Credits (5)	$3,780,367.72		
- Withdrawals and Debits (197)	$4,756,084.48		
- Service Charges and Fees	$563.83		
Ending Balance as of 09/30/2023	**$519,373.11**		

Transaction Detail

Date	Description	Deposits	Withdrawals
Sep 01	ADP WAGE PAY WAGE PAY ITTELLA INTERNATION	178.73	
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018234		119,313.69
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017733		48,049.19
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018940		45,672.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901001717		35,000.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901001718		10,000.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901001714		9,486.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018235		5,000.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018941		5,000.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018939		4,550.30
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018944		4,530.29
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018942		2,769.04
Sep 01	WIRE TRANSFER WITHDRAWAL 00901018943		2,349.62
Sep 01	WIRE TRANSFER WITHDRAWAL 00901001715		1,152.36
Sep 01	ONLINE BANKING TRANSFER TO 9872675509		20,000.00
Sep 01	ONLINE BANKING TRANSFER TO 9872675509		40,000.00
Sep 01	AMEX EPAYMENT ACH PMT TATTOOED CHEF INC		95,300.85
Sep 01	CHECK # 23616		7,803.53
Sep 01	CHECK # 23593		6,220.80
Sep 01	CHECK # 23549		4,496.15
Sep 01	CHECK # 23582		2,817.95
Sep 01	CHECK # 23613		2,393.89
Sep 01	CHECK # 23539		702.48
Sep 05	ANALYSIS SERVICE CHARGE(S)		563.83
Sep 05	WIRE TRANSFER WITHDRAWAL 00905008391		46,779.02
Sep 05	WIRE TRANSFER WITHDRAWAL 00905008390		5,000.00
Sep 05	WIRE TRANSFER WITHDRAWAL 00905008603		1,984.50
Sep 05	ONLINE BANKING TRANSFER TO 9872675509		120,000.00
Sep 05	CORP E CORP E-CHECK ITTELLA INTERNATION		40,000.00
Sep 05	CHECK # 23631		18,273.88
Sep 05	CHECK # 23595		11,448.46
Sep 05	CHECK # 23596		3,322.22
Sep 05	CHECK # 23591		1,180.57
Sep 05	CHECK # 23610		1,001.44
Sep 05	CHECK # 23587		598.31
Sep 05	CHECK # 23601		73.16
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006935		116,645.28
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006936		10,000.00
Sep 06	WIRE TRANSFER WITHDRAWAL 00906012190		5,500.00
Sep 06	ONLINE BANKING TRANSFER TO 9872675509		60,000.00
Sep 06	CHECK # 23584		11,850.00
Sep 06	CHECK # 23620		8,337.00
Sep 06	CHECK # 23583		4,742.00
Sep 06	CHECK # 23605		2,361.35
Sep 06	CHECK # 23609		898.96
Sep 06	CHECK # 23622		550.00
Sep 06	CHECK # 23626		474.98
Sep 06	PITNEY PURCHASE DIRECT DEB BLANK BLANK		312.32

Transaction Detail (Continued)

Date	Description	Deposits	Withdrawals
Sep 06	CHECK # 23608		200.09
Sep 06	CHECK # 23597		174.92
Sep 06	CHECK # 23604		135.79
Sep 07	WIRE TRANSFER WITHDRAWAL 00907006557		15,000.00
Sep 07	WIRE TRANSFER WITHDRAWAL 00907006556		10,000.00
Sep 07	ONLINE BANKING TRANSFER TO 9872675509		160,000.00
Sep 07	ADP WAGE PAY WAGE PAY ITTELLA INTERNATION		57,724.74
Sep 07	CHECK # 23588		9,597.44
Sep 07	CHECK # 23586		5,000.00
Sep 07	CHECK # 23621		820.22
Sep 07	CHECK # 23618		583.28
Sep 07	CHECK # 23599		283.99
Sep 08	WIRE TRANSFER DEPOSIT 00908013432	2,565,000.00	
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010509		44,531.00
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010511		35,000.00
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010514		25,000.00
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010512		10,000.00
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010507		1,259.28
Sep 08	ONLINE BANKING TRANSFER TO 9872675509		60,000.00
Sep 08	ADP TAX ADP TAX ITTELLA INTERNATION		41,836.96
Sep 08	IPFS855-212-6850 IPFSPMTCAP TATTOOED CHEF, INC.		8,787.07
Sep 08	CHECK # 23627		7,614.00
Sep 08	ADP PAYROLL FEES ADP FEES 641522189ITTELLA IN		3,184.95
Sep 08	CHECK # 23624		1,041.87
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007956		116,358.07
Sep 11	WIRE TRANSFER WITHDRAWAL 00911014096		67,273.42
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007955		56,350.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007951		19,752.69
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008308		16,175.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008325		14,049.50
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007962		11,554.96
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008324		9,749.24
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008323		8,630.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007958		8,594.65
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008322		7,075.76
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008321		6,884.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008310		3,661.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007965		2,885.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008326		2,584.40
Sep 11	ONLINE BANKING TRANSFER TO 9872675541		200,000.00
Sep 11	ONLINE BANKING TRANSFER TO 9872675509		30,000.00
Sep 11	CHECK # 23630		5,000.00
Sep 11	CHECK # 23636		2,399.36
Sep 12	CHECK # 23634		26,913.93
Sep 12	CHECK # 23628		10,750.58
Sep 12	CHECK # 23646		2,615.25
Sep 12	CHECK # 23625		1,507.71
Sep 13	WIRE TRANSFER WITHDRAWAL 00913006416		10,000.00
Sep 13	ONLINE BANKING TRANSFER TO 9872675541		100,000.00
Sep 13	ONLINE BANKING TRANSFER TO 9872675509		50,000.00
Sep 13	ONLINE BANKING TRANSFER TO 9872675541		40,000.00
Sep 13	CHECK # 23603		617.08
Sep 14	WIRE TRANSFER WITHDRAWAL 00914008593		15,000.00
Sep 14	WIRE TRANSFER WITHDRAWAL 00914008591		10,000.00
Sep 14	ONLINE BANKING TRANSFER TO 9872675509		20,000.00
Sep 14	CHECK # 23644		6,920.79
Sep 14	CHECK # 23619		6,839.41

Transaction Detail (Continued)

Date	Description	Deposits	Withdrawals
Sep 14	CHECK # 23623		4,000.00
Sep 15	WIRE TRANSFER WITHDRAWAL 00915013239		35,000.00
Sep 15	WIRE TRANSFER WITHDRAWAL 00915013244		25,000.00
Sep 15	WIRE TRANSFER WITHDRAWAL 00915013240		10,000.00
Sep 15	WIRE TRANSFER WITHDRAWAL 00915013238		1,650.00
Sep 15	WIRE TRANSFER WITHDRAWAL 00915013243		1,639.44
Sep 15	ONLINE BANKING TRANSFER TO 9872675509		20,000.00
Sep 15	ONLINE BANKING TRANSFER TO 9872675509		54,000.00
Sep 15	CHECK # 23642		5,196.00
Sep 15	SO CAL GAS PAID SCGC 301601474234321693		51.80
Sep 15	SO CAL GAS PAID SCGC 301601474234322062		29.76
Sep 15	SO CAL GAS PAID SCGC 301601474234322063		29.76
Sep 15	SO CAL GAS PAID SCGC 301601474234322064		29.76
Sep 15	SO CAL GAS PAID SCGC 301601474234322065		29.76
Sep 15	SO CAL GAS PAID SCGC 301601474234322066		26.52
Sep 18	WIRE TRANSFER WITHDRAWAL 00918006845		160,448.13
Sep 18	WIRE TRANSFER WITHDRAWAL 00918006844		70,280.70
Sep 18	ONLINE BANKING TRANSFER TO 9872675509		45,000.00
Sep 18	CHECK # 23629		16,385.00
Sep 18	CHECK # 23564		7,634.71
Sep 18	CHECK # 23560		3,290.47
Sep 18	CHECK # 23639		2,800.50
Sep 18	CHECK # 23637		1,069.44
Sep 18	CHECK # 23643		582.91
Sep 18	CHECK # 23645		403.84
Sep 19	MBI SETL MED-I-BANK	1.00	
Sep 19	WIRE TRANSFER WITHDRAWAL 00919000778		56,123.97
Sep 19	WIRE TRANSFER WITHDRAWAL 00919000777		1,765.80
Sep 19	ONLINE BANKING TRANSFER TO 9872675509		112,000.00
Sep 19	ONLINE BANKING TRANSFER TO 9872675541		18,000.00
Sep 19	CHECK # 23647		2,584.31
Sep 19	CHECK # 23640		1,547.18
Sep 19	CHECK # 23535		1,025.14
Sep 19	CHECK # 23638		835.73
Sep 19	MBI SETL MED-I-BANK		1.00
Sep 20	WIRE TRANSFER DEPOSIT 00920009555	1,000,000.00	
Sep 20	WIRE TRANSFER WITHDRAWAL 00920007153		25,293.35
Sep 20	WIRE TRANSFER WITHDRAWAL 00920007155		22,300.49
Sep 20	WIRE TRANSFER WITHDRAWAL 00920007154		15,346.31
Sep 20	WIRE TRANSFER WITHDRAWAL 00920006780		10,000.00
Sep 20	ADP WAGE PAY WAGE PAY ITTELLA INTERNATION		90,617.03
Sep 20	THE HARTFORD PACERPYRLC UMB BANK		68,695.62
Sep 20	ADP WAGE GARN WAGE GARN ITTELLA INTERNATION		273.69
Sep 21	WIRE TRANSFER WITHDRAWAL 00921006492		28,600.00
Sep 21	WIRE TRANSFER WITHDRAWAL 00921010103		20,444.62
Sep 21	WIRE TRANSFER WITHDRAWAL 00921006994		15,000.00
Sep 21	WIRE TRANSFER WITHDRAWAL 00921006995		10,000.00
Sep 21	WIRE TRANSFER WITHDRAWAL 00921010102		5,592.07
Sep 21	WIRE TRANSFER WITHDRAWAL 00921006490		831.60
Sep 21	ONLINE BANKING TRANSFER TO 9872675509		25,000.00
Sep 21	ONLINE BANKING TRANSFER TO 9872675541		100,000.00
Sep 21	ONLINE BANKING TRANSFER TO 9872675509		160,000.00
Sep 21	ONLINE BANKING TRANSFER TO 9872675541		32,000.00
Sep 21	ADP TAX ADP TAX ITTELLA INTERNATION		41,468.82
Sep 22	WIRE TRANSFER WITHDRAWAL 00922000862		35,000.00
Sep 22	WIRE TRANSFER WITHDRAWAL 00922000858		25,000.00
Sep 22	WIRE TRANSFER WITHDRAWAL 00922000857		10,000.00

Transaction Detail (Continued)

Date	Description	Deposits	Withdrawals
Sep 22	ONLINE BANKING TRANSFER TO 9872675509		20,000.00
Sep 22	ONLINE BANKING TRANSFER TO 9872675509		48,000.00
Sep 22	THE HARTFORD NWTBCLSCIC TATTOOED CHEF INC		89,836.44
Sep 25	WIRE TRANSFER WITHDRAWAL 00925006463		84,398.31
Sep 25	WIRE TRANSFER WITHDRAWAL 00925006461		25,000.00
Sep 25	WIRE TRANSFER WITHDRAWAL 00925014356		17,705.00
Sep 25	WIRE TRANSFER WITHDRAWAL 00925014357		14,500.00
Sep 25	WIRE TRANSFER WITHDRAWAL 00925014355		5,580.42
Sep 25	WIRE TRANSFER WITHDRAWAL 00925014353		4,096.93
Sep 25	WIRE TRANSFER WITHDRAWAL 00925014358		2,443.05
Sep 25	WIRE TRANSFER WITHDRAWAL 00925014354		60.00
Sep 25	CHECK # 23648		66,293.77
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		55,591.78
Sep 25	CHECK # 23641		27,340.33
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		21,834.62
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		6,795.61
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		5,863.71
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		4,398.60
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		3,974.01
Sep 25	SPECTRUM SPECTRUM ITTELLA INTERNATION		608.91
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		468.75
Sep 25	US CBP PAYMENT ITTELLA INTERNATION		246.35
Sep 26	WIRE TRANSFER WITHDRAWAL 00926006395		52,522.15
Sep 26	ONLINE BANKING TRANSFER TO 9872675509		1,000.00
Sep 26	ONLINE BANKING TRANSFER TO 9872675509		158,000.00
Sep 26	ONLINE BANKING TRANSFER TO 9872675509		13,000.00
Sep 26	ONLINE BANKING TRANSFER TO 9872675541		133,000.00
Sep 27	WIRE TRANSFER WITHDRAWAL 00927006258		10,000.00
Sep 27	ONLINE BANKING TRANSFER TO 9872675509		3,200.00
Sep 27	IPFS855-212-6850 IPFSPMTCAP TATTOOED CHEF, INC.		2,793.09
Sep 27	CHECK # 23653		286.04
Sep 28	WIRE TRANSFER DEPOSIT 00928008981	215,187.99	
Sep 28	WIRE TRANSFER WITHDRAWAL 00928008902		15,000.00
Sep 28	WIRE TRANSFER WITHDRAWAL 00928008903		10,000.00
Sep 28	CHECK # 23615		18,800.88
Sep 28	CHECK # 23614		5,444.79
Sep 29	WIRE TRANSFER WITHDRAWAL 00929015227		35,000.00
Sep 29	WIRE TRANSFER WITHDRAWAL 00929015229		1,116.72
Sep 29	ONLINE BANKING TRANSFER TO 9872675509		34,000.00
Sep 29	ONLINE BANKING TRANSFER TO 9872675509		26,000.00
Sep 29	IGOE AND COMP IN ADMIN PYMT ITTELLA INTERNATION		100.00
Totals		**$3,780,367.72**	**$4,756,648.31**

Checks Posted

* Indicates a Skip in Check Number(s)

Check No.	Date	Amount	Ref No.	Check No.	Date	Amount	Ref No.
23535	Sep 19	1,025.14	00082093141	23588	Sep 07	9,597.44	00084004269
* 23539	Sep 01	702.48	00085143257	* 23591	Sep 05	1,180.57	00082022045
* 23549	Sep 01	4,496.15	00085147654	* 23593	Sep 01	6,220.80	00085153319
* 23560	Sep 18	3,290.47	00081214352	* 23595	Sep 05	11,448.46	00082243243
* 23564	Sep 18	7,634.71	00081214353	23596	Sep 05	3,322.22	00082236890
* 23582	Sep 01	2,817.95	00085002828	23597	Sep 06	174.92	00083226224
23583	Sep 06	4,742.00	00083222506	* 23599	Sep 07	283.99	00084003965
23584	Sep 06	11,850.00	00083005627	* 23601	Sep 05	73.16	00082247433
* 23586	Sep 07	5,000.00	00084000879	* 23603	Sep 13	617.08	00083159958
23587	Sep 05	598.31	00082327288	23604	Sep 06	135.79	00083222333

Checks Posted (Continued)

* Indicates a Skip in Check Number(s)

Check No.	Date	Amount	Ref No.	Check No.	Date	Amount	Ref No.
23605	Sep 06	2,361.35	00083219124	23629	Sep 18	16,385.00	00081219916
* 23608	Sep 06	200.09	00083219648	23630	Sep 11	5,000.00	00081224401
23609	Sep 06	898.96	00083005017	23631	Sep 05	18,273.88	00082017479
23610	Sep 05	1,001.44	00082021794	* 23634	Sep 12	26,913.93	00082002411
* 23613	Sep 01	2,393.89	00085003045	* 23636	Sep 11	2,399.36	00081213525
23614	Sep 28	5,444.79	00084146410	23637	Sep 18	1,069.44	00081019740
23615	Sep 28	18,800.88	00084146409	23638	Sep 19	835.73	00082093142
23616	Sep 01	7,803.53	00085150365	23639	Sep 18	2,800.50	00081221979
* 23618	Sep 07	583.28	00084220388	23640	Sep 19	1,547.18	00082266506
23619	Sep 14	6,839.41	00084002479	23641	Sep 25	27,340.33	00081137401
23620	Sep 06	8,337.00	00083240046	23642	Sep 15	5,196.00	00085002597
23621	Sep 07	820.22	00084003057	23643	Sep 18	582.91	00081276652
23622	Sep 06	550.00	00083006216	23644	Sep 14	6,920.79	00084002480
23623	Sep 14	4,000.00	00084005686	23645	Sep 18	403.84	00081013658
23624	Sep 08	1,041.87	00085139913	23646	Sep 12	2,615.25	00082165629
23625	Sep 12	1,507.71	00082000490	23647	Sep 19	2,584.31	00082253466
23626	Sep 06	474.98	00083258467	23648	Sep 25	66,293.77	00081153401
23627	Sep 08	7,614.00	00085151319	* 23653	Sep 27	286.04	00083158668
23628	Sep 12	10,750.58	00082010160				

End of Day - Current Balance

Date	Balance	Date	Balance	Date	Balance	Date	Balance
Sep 01	1,023,224.29	Sep 11	2,029,574.36	Sep 18	1,263,831.11	Sep 25	823,448.79
Sep 05	772,998.90	Sep 12	1,987,786.89	Sep 19	1,069,948.98	Sep 26	465,926.64
Sep 06	550,816.21	Sep 13	1,787,169.81	Sep 20	1,837,422.49	Sep 27	449,647.51
Sep 07	291,806.54	Sep 14	1,724,409.61	Sep 21	1,398,485.38	Sep 28	615,589.83
Sep 08	2,618,551.41	Sep 15	1,571,726.81	Sep 22	1,170,648.94	Sep 29	519,373.11

Images


09/19/2023 # 23535 $1,025.14


09/01/2023 # 23539 $702.48


09/01/2023 # 23549 $4,496.15


09/18/2023 # 23560 $3,290.47


09/18/2023 # 23564 $7,634.71


09/01/2023 # 23582 $2,817.95


09/06/2023 # 23583 $4,742.00


09/06/2023 # 23584 $11,850.00


09/07/2023 # 23586 $5,000.00


09/05/2023 # 23587 $598.31

Images (Continued)



09/07/2023 # 23588 $9,597.44



09/05/2023 # 23591 $1,180.57



09/01/2023 # 23593 $6,220.80



09/05/2023 # 23595 $11,448.46



09/05/2023 # 23596 $3,322.22



09/06/2023 # 23597 $174.92



09/07/2023 # 23599 $283.99



09/05/2023 # 23601 $73.16



09/13/2023 # 23603 $617.08



09/06/2023 # 23604 $135.79

Images (Continued)


ITTELLA INTERNATIONAL, LLC 23605
[redacted] 5525

09/06/2023 # 23605 $2,361.35


ITTELLA INTERNATIONAL, LLC 23608
[redacted] 5525

09/06/2023 # 23608 $200.09


ITTELLA INTERNATIONAL, LLC 23609
[redacted] 5525

09/06/2023 # 23609 $898.96


ITTELLA INTERNATIONAL, LLC 23610
[redacted] 5525

09/05/2023 # 23610 $1,001.44


ITTELLA INTERNATIONAL, LLC 23613
[redacted] 5525

09/01/2023 # 23613 $2,393.89


ITTELLA INTERNATIONAL, LLC 23614
[redacted] 5525

09/28/2023 # 23614 $5,444.79


ITTELLA INTERNATIONAL, LLC 23615
[redacted] 5525

09/28/2023 # 23615 $18,800.88


ITTELLA INTERNATIONAL, LLC 23616
[redacted] 5525

09/01/2023 # 23616 $7,803.53


ITTELLA INTERNATIONAL, LLC 23618
[redacted] 5525

09/07/2023 # 23618 $583.28


ITTELLA INTERNATIONAL, LLC 23619
[redacted] 5525

09/14/2023 # 23619 $6,839.41

00015290 0089371 0011-0013

Images (Continued)



09/06/2023 # 23620 $8,337.00



09/07/2023 # 23621 $820.22



09/06/2023 # 23622 $550.00



09/14/2023 # 23623 $4,000.00



09/08/2023 # 23624 $1,041.87



09/12/2023 # 23625 $1,507.71



09/06/2023 # 23626 $474.98



09/08/2023 # 23627 $7,614.00



09/12/2023 # 23628 $10,750.58



09/18/2023 # 23629 $16,385.00

Images (Continued)


09/11/2023 # 23630 $5,000.00


09/05/2023 # 23631 $18,273.88


09/12/2023 # 23634 $26,913.93


09/11/2023 # 23636 $2,399.36


09/18/2023 # 23637 $1,069.44


09/19/2023 # 23638 $835.73


09/18/2023 # 23639 $2,800.50


09/19/2023 # 23640 $1,547.18


09/25/2023 # 23641 $27,340.33


09/15/2023 # 23642 $5,196.00

Images (Continued)


ITTELLA INTERNATIONAL, LLC
23643
PAY TO THE ORDER OF
PECO PALLET, INC.
[redacted]

09/18/2023 # 23643 $582.91


ITTELLA INTERNATIONAL, LLC
23644
PAY TO THE ORDER OF
PRUDENTIAL OVERALL SUPPLY
[redacted]

09/14/2023 # 23644 $6,920.79


ITTELLA INTERNATIONAL, LLC
23645
PAY TO THE ORDER OF
RS AMERICAS, INC
[redacted]

09/18/2023 # 23645 $403.84


ITTELLA INTERNATIONAL, LLC
23646
PAY TO THE ORDER OF
STEPHANIE DIECKMANN
[redacted]

09/12/2023 # 23646 $2,615.25


ITTELLA INTERNATIONAL, LLC
23647
[redacted]

09/19/2023 # 23647 $2,584.31


ITTELLA INTERNATIONAL, LLC
23648
PAY TO THE ORDER OF
CITY OF VERNON
[redacted]

09/25/2023 # 23648 $66,293.77


ITTELLA INTERNATIONAL, LLC
23653
[redacted]

09/27/2023 # 23653 $286.04